UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6102

MFS SERIES TRUST VI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2015

MFS® GLOBAL EQUITY FUND

LGE-ANN

MFS® GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The global economy remains vulnerable as central banks continue to play a major role in supporting growth.

Even the resilient U.S. economy has had slower growth, as a strong U.S. dollar and weak overseas markets have hurt exporters. However, robust consumer demand and a recovering housing market have aided the domestic economy, fueled by cheap gasoline and an improving labor market.

China’s transition to a consumer-based, slower-growth economy has weighed on many commodity-exporting nations. And concerns about weakness in China have eroded investor and business confidence around the world. Meanwhile, rising geopolitical concerns will weigh on the eurozone, which is still reliant on the European Central Bank’s support.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Walt Disney Co.	2.9%
Reckitt Benckiser Group PLC	2.7%
Accenture PLC, “A”	2.7%
Nestle S.A.	2.6%
Honeywell International, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.5%
Time Warner, Inc.	2.5%
Visa, Inc., “A”	2.4%
Bayer AG	2.1%
State Street Corp.	2.0%

Equity sectors
Consumer Staples	18.2%
Health Care	15.4%
Financial Services	14.7%
Leisure	11.4%
Industrial Goods & Services	8.2%
Basic Materials	6.6%
Retailing	5.9%
Special Products & Services	5.8%
Technology	5.4%
Transportation	3.9%
Energy	1.7%
Autos & Housing	0.9%

Issuer country weightings (x)
United States	56.3%
United Kingdom	9.9%
Switzerland	8.3%
France	7.8%
Germany	6.2%
Netherlands	2.5%
Canada	1.7%
Sweden	1.6%
Japan	1.4%
Other Countries	4.3%

Currency exposure weightings (y)
United States Dollar	58.7%
Euro	17.1%
British Pound Sterling	9.9%
Swiss Franc	8.3%
Swedish Krona	1.6%
Japanese Yen	1.4%
Danish Krone	0.8%
Brazilian Real	0.7%
South Korean Won	0.6%
Other Currencies	0.9%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 10/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2015, Class A shares of the MFS Global Equity Fund (“fund”) provided a total return of 3.94%, at net asset value. This compares with a return of 2.33% for the fund’s benchmark, the MSCI World Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve appears ready to tighten monetary conditions, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank, which instituted a large quantitative easing program in January of 2015. Poor policy management by the Chinese government roiled global markets over the summer, beginning with the poorly executed response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently stabilized the currency and ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

An underweight position in the energy sector benefited results relative to the MSCI World Index as share prices remained weak reflecting the decline in the price of oil. However, there were no individual stocks within this sector that were among the fund’s top relative contributors.

An overweight allocation and security selection in the consumer staples sector lifted relative returns. The fund’s overweight positions in household products manufacturer Reckitt Benckiser (United Kingdom), Swedish pulp and paper manufacturer and consumer goods company Svenska Cellulosa Aktiebolaget and brewer Heineken (Netherlands) aided relative performance. Strong organic growth in Reckitt Benckiser’s Consumer Health segment drove shares upwards as the company’s financial results beat expectations during the reporting period.

In other sectors, the fund’s overweight positions in management consulting firm Accenture, media conglomerate Walt Disney, global payments technology company Visa, the world’s largest luxury goods company LVMH Moët Hennessy Louis Vuitton

4

Management Review – continued

(France), automotive replacement parts distributor AutoZone, cable and internet services provider Time Warner Cable and advertising and marketing firm WPP Group (United Kingdom) all supported relative results.

Detractors from Performance

Stock selection in the retailing and transportation sectors was a primary factor that detracted from performance relative to the MSCI World Index. Within the retailing sector, not holding internet retailer Amazon.com hurt relative returns. Shares of Amazon.com appreciated during the reporting period as earnings beat market expectations on the back of strong sales, particularly from North America, and favorable guidance from the company. Within the transportation sector, the fund’s overweight position in railroad company Canadian National Railway (Canada) hindered relative results. Shares underperformed the fund’s benchmark as industry-wide railroad traffic remained subdued in the face of weak commodity prices.

Elsewhere, overweight positions in investment management firm Franklin Resources, financial services company American Express, electrical distribution equipment manufacturer Schneider Electric (France), oil and gas drilling equipment manufacturer National Oilwell Varco and oil field services company Schlumberger detracted from relative returns. Not holding internet search giant Alphabet and computer and personal electronics maker Apple also negatively impacted returns. Lastly, holdings of Brazilian bank Itau Unibanco (b) weighed on relative performance as shares underperformed the benchmark during the reporting period.

Respectfully,

David Mannheim	Roger Morley
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	3.94%	10.76%	8.13%	N/A
B	12/29/86	3.17%	9.92%	7.32%	N/A
C	1/03/94	3.17%	9.93%	7.32%	N/A
I	1/02/97	4.20%	11.03%	8.40%	N/A
R1	4/01/05	3.14%	9.94%	7.30%	N/A
R2	10/31/03	3.70%	10.48%	7.83%	N/A
R3	4/01/05	3.93%	10.75%	8.09%	N/A
R4	4/01/05	4.20%	11.03%	8.37%	N/A
R5	6/01/12	4.29%	N/A	N/A	15.08%
Comparative benchmark
MSCI World Index (f)		2.33%	9.76%	6.38%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(2.04)%	9.45%	7.49%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.83)%	9.65%	7.32%	N/A
C With CDSC (1% for 12 months) (v)		2.17%	9.93%	7.32%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2015 through October 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and

(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Expenses Paid During Period (p) 5/01/15-10/31/15
A	Actual	1.22%	$1,000.00	$978.13	$6.08
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
B	Actual	1.97%	$1,000.00	$974.41	$9.80
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
C	Actual	1.98%	$1,000.00	$974.57	$9.85
	Hypothetical (h)	1.98%	$1,000.00	$1,015.22	$10.06
I	Actual	0.98%	$1,000.00	$979.17	$4.89
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
R1	Actual	1.98%	$1,000.00	$974.45	$9.85
	Hypothetical (h)	1.98%	$1,000.00	$1,015.22	$10.06
R2	Actual	1.48%	$1,000.00	$976.96	$7.37
	Hypothetical (h)	1.48%	$1,000.00	$1,017.74	$7.53
R3	Actual	1.23%	$1,000.00	$978.25	$6.13
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
R4	Actual	0.98%	$1,000.00	$979.27	$4.89
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
R5	Actual	0.87%	$1,000.00	$979.71	$4.34
	Hypothetical (h)	0.87%	$1,000.00	$1,020.82	$4.43

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.1%
Issuer	Shares/Par	Value ($)
Aerospace - 4.7%
Honeywell International, Inc.	541,173	$55,892,346
MTU Aero Engines AG	153,650	14,221,466
United Technologies Corp.	322,784	31,765,173

		$101,878,985
Airlines - 0.2%
Aena S.A. (a)	47,608	$5,313,742

Alcoholic Beverages - 6.0%
AmBev S.A.	1,937,978	$9,593,030
Carlsberg Group	208,254	17,072,139
Diageo PLC	1,524,004	44,133,564
Heineken N.V.	300,173	27,436,685
Pernod Ricard S.A.	274,417	32,348,956

		$130,584,374
Apparel Manufacturers - 3.4%
Burberry Group PLC	506,508	$10,369,459
Compagnie Financiere Richemont S.A.	266,236	22,840,622
LVMH Moet Hennessy Louis Vuitton S.A.	222,889	41,568,941

		$74,779,022
Automotive - 0.9%
Delphi Automotive PLC	192,741	$16,034,124
Harley-Davidson, Inc.	60,858	3,009,428

		$19,043,552
Broadcasting - 8.0%
Omnicom Group, Inc.	266,849	$19,992,327
Time Warner, Inc.	718,962	54,166,597
Viacom, Inc., “B”	92,936	4,582,674
Walt Disney Co.	552,302	62,818,829
WPP Group PLC	1,430,613	32,155,213

		$173,715,640
Brokerage & Asset Managers - 1.6%
Deutsche Boerse AG	134,642	$12,399,947
Franklin Resources, Inc.	542,009	22,092,287

		$34,492,234

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - 5.8%
Accenture PLC, “A”	543,446	$58,257,411
Adecco S.A.	259,984	19,358,412
Brenntag AG	164,586	9,945,235
Compass Group PLC	1,537,342	26,519,924
NOW, Inc. (a)(l)	120,610	1,991,271
PayPal Holdings, Inc. (a)	285,279	10,272,897

		$126,345,150
Cable TV - 2.1%
Sky PLC	1,272,754	$21,504,370
Time Warner Cable, Inc.	128,477	24,333,544

		$45,837,914
Chemicals - 2.4%
3M Co.	226,400	$35,592,344
Monsanto Co.	178,801	16,667,829

		$52,260,173
Computer Software - 2.2%
Check Point Software Technologies Ltd. (a)	127,522	$10,831,719
Oracle Corp.	955,113	37,096,589

		$47,928,308
Consumer Products - 6.4%
Colgate-Palmolive Co.	431,458	$28,627,238
International Flavors & Fragrances, Inc.	144,102	16,724,478
Reckitt Benckiser Group PLC	607,561	59,418,920
Svenska Cellulosa Aktiebolaget	1,186,510	34,997,222

		$139,767,858
Electrical Equipment - 3.5%
Amphenol Corp., “A”	272,503	$14,775,113
Legrand S.A.	370,809	20,363,540
Rockwell Automation, Inc.	46,199	5,043,083
Schneider Electric S.A.	373,101	22,598,250
W.W. Grainger, Inc.	68,716	14,430,360

		$77,210,346
Electronics - 2.1%
Hoya Corp.	461,800	$18,980,278
Microchip Technology, Inc.	318,840	15,396,784
Samsung Electronics Co. Ltd.	10,440	12,506,047

		$46,883,109

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 0.3%
INPEX Corp.	730,200	$6,960,363

Food & Beverages - 5.8%
Danone S.A.	534,263	$37,253,521
Kellogg Co.	454,982	32,085,331
Nestle S.A.	747,183	57,147,084

		$126,485,936
Food & Drug Stores - 0.2%
Lawson, Inc.	65,000	$4,795,622

Gaming & Lodging - 0.6%
Sands China Ltd.	1,094,000	$3,926,930
William Hill PLC	1,147,208	5,608,027
Wynn Resorts Ltd.	44,146	3,088,013

		$12,622,970
Insurance - 0.4%
Swiss Re Ltd.	92,331	$8,584,368

Internet - 0.4%
eBay, Inc. (a)	285,279	$7,959,284

Major Banks - 5.4%
Bank of New York Mellon Corp.	869,899	$36,231,293
Goldman Sachs Group, Inc.	136,421	25,578,938
Standard Chartered PLC	1,042,964	11,598,909
State Street Corp.	641,641	44,273,229

		$117,682,369
Medical Equipment - 10.9%
Cooper Cos., Inc.	73,420	$11,186,271
DENTSPLY International, Inc.	288,559	17,558,815
Medtronic PLC	474,699	35,089,750
Sonova Holding AG	82,639	11,286,626
St. Jude Medical, Inc.	465,098	29,677,903
Stryker Corp.	319,529	30,553,363
Thermo Fisher Scientific, Inc.	416,547	54,476,017
Waters Corp. (a)	166,324	21,256,207
Zimmer Biomet Holdings, Inc.	267,695	27,992,866

		$239,077,818
Network & Telecom - 0.7%
Cisco Systems, Inc.	522,835	$15,083,790

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 1.4%
National Oilwell Varco, Inc.	206,524	$7,773,563
Schlumberger Ltd.	287,402	22,463,340

		$30,236,903
Other Banks & Diversified Financials - 7.4%
American Express Co.	421,177	$30,855,427
Credicorp Ltd.	31,989	3,620,515
Erste Group Bank AG (a)	317,165	9,301,709
Grupo Financiero Banorte S.A. de C.V.	1,423,828	7,667,456
Itau Unibanco Holding S.A., ADR	825,869	5,657,203
Julius Baer Group Ltd.	261,223	12,981,207
Kasikornbank PLC	977,080	4,738,773
Komercni Banka A.S.	18,036	3,732,873
UBS Group AG	1,526,963	30,556,253
Visa, Inc., “A”	676,082	52,450,442

		$161,561,858
Pharmaceuticals - 4.5%
Bayer AG	343,622	$45,853,788
Johnson & Johnson	142,632	14,410,111
Merck KGaA	185,869	18,156,039
Roche Holding AG	71,940	19,527,039

		$97,946,977
Railroad & Shipping - 2.2%
Canadian National Railway Co.	615,475	$37,599,368
Union Pacific Corp.	114,435	10,224,767

		$47,824,135
Restaurants - 0.7%
McDonald’s Corp.	92,682	$10,403,555
Whitbread PLC	74,395	5,695,373

		$16,098,928
Specialty Chemicals - 4.2%
Akzo Nobel N.V. (l)	368,510	$26,117,203
L’Air Liquide S.A.	92,265	11,962,040
Linde AG	198,271	34,394,028
Praxair, Inc.	172,315	19,142,473

		$91,615,744
Specialty Stores - 2.2%
AutoZone, Inc. (a)	25,370	$19,900,482
Hermes International	10,870	4,187,802

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Sally Beauty Holdings, Inc. (a)	525,174	$12,346,841
Urban Outfitters, Inc. (a)	437,119	12,501,603

		$48,936,728
Trucking - 1.5%
United Parcel Service, Inc., “B”	324,291	$33,408,459
Total Common Stocks (Identified Cost, $1,591,222,995)		$2,142,922,659

Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	35,213,582	$35,213,582

Collateral for Securities Loaned - 1.0%
JPMorgan Prime Money Market Fund, 0.14%, at Cost and Net Asset Value (j)	21,864,600	$21,864,600
Total Investments (Identified Cost, $1,648,301,177)		$2,200,000,841

Other Assets, Less Liabilities - (0.7)%		(15,370,047)
Net Assets - 100.0%		$2,184,630,794

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,613,087,595)	$2,164,787,259
Underlying affiliated funds, at cost and value	35,213,582
Total investments, at value, including $21,041,185 of securities on loan (identified cost, $1,648,301,177)	$2,200,000,841
Cash	1,258
Receivables for
Investments sold	7,553,556
Fund shares sold	8,165,097
Interest and dividends	3,560,278
Total assets	$2,219,281,030
Liabilities
Payables for
Investments purchased	$5,253,331
Fund shares reacquired	6,203,549
Collateral for securities loaned, at value	21,864,600
Payable to affiliates
Investment adviser	133,955
Shareholder servicing costs	888,790
Distribution and service fees	32,446
Payable for independent Trustees’ compensation	8,988
Deferred country tax expense payable	26,009
Accrued expenses and other liabilities	238,568
Total liabilities	$34,650,236
Net assets	$2,184,630,794
Net assets consist of
Paid-in capital	$1,602,328,612
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $26,009 deferred country tax)	551,572,519
Accumulated net realized gain (loss) on investments and foreign currency	13,429,824
Undistributed net investment income	17,299,839
Net assets	$2,184,630,794
Shares of beneficial interest outstanding	60,189,625

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$677,703,531	18,710,008	$36.22
Class B	27,383,876	817,131	33.51
Class C	140,017,931	4,350,330	32.19
Class I	671,086,843	18,067,084	37.14
Class R1	3,546,010	108,099	32.80
Class R2	56,977,704	1,619,332	35.19
Class R3	105,191,580	2,923,684	35.98
Class R4	118,810,133	3,266,594	36.37
Class R5	383,913,186	10,327,363	37.17

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $38.43 [100 / 94.25 x $36.22]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$45,678,557
Interest	668,157
Dividends from underlying affiliated funds	26,152
Foreign taxes withheld	(2,260,735)
Total investment income	$44,112,131
Expenses
Management fee	$17,365,524
Distribution and service fees	3,714,900
Shareholder servicing costs	2,023,700
Administrative services fee	348,356
Independent Trustees’ compensation	43,574
Custodian fee	317,749
Shareholder communications	86,511
Audit and tax fees	65,839
Legal fees	16,667
Miscellaneous	240,894
Total expenses	$24,223,714
Fees paid indirectly	(7)
Reduction of expenses by investment adviser and distributor	(170,001)
Net expenses	$24,053,706
Net investment income	$20,058,425
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $25,379 country tax)	$28,763,351
Foreign currency	100,995
Net realized gain (loss) on investments and foreign currency	$28,864,346
Change in unrealized appreciation (depreciation)
Investments (net of $315,434 decrease in deferred country tax)	$31,815,454
Translation of assets and liabilities in foreign currencies	(20,819)
Net unrealized gain (loss) on investments and foreign currency translation	$31,794,635
Net realized and unrealized gain (loss) on investments and foreign currency	$60,658,981
Change in net assets from operations	$80,717,406

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2015	2014
Change in net assets
From operations
Net investment income	$20,058,425	$16,094,039
Net realized gain (loss) on investments and foreign currency	28,864,346	19,776,308
Net unrealized gain (loss) on investments and foreign currency translation	31,794,635	82,069,694
Change in net assets from operations	$80,717,406	$117,940,041
Distributions declared to shareholders
From net investment income	$(16,366,047)	$(7,871,999)
From net realized gain on investments	(19,230,066)	(15,876,404)
Total distributions declared to shareholders	$(35,596,113)	$(23,748,403)
Change in net assets from fund share transactions	$159,795,174	$237,877,856
Total change in net assets	$204,916,467	$332,069,494
Net assets
At beginning of period	1,979,714,327	1,647,644,833
At end of period (including undistributed net investment income of $17,299,839 and $15,521,739, respectively)	$2,184,630,794	$1,979,714,327

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.45	$33.74	$26.46	$23.79	$23.14
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.26	$0.22	$0.23	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.07	1.90	7.40	2.78	0.55
Total from investment operations	$1.37	$2.16	$7.62	$3.01	$0.75
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.13)	$(0.27)	$(0.19)	$(0.10)
From net realized gain on investments	(0.34)	(0.32)	(0.07)	(0.15)	—
Total distributions declared to shareholders	$(0.60)	$(0.45)	$(0.34)	$(0.34)	$(0.10)
Net asset value, end of period (x)	$36.22	$35.45	$33.74	$26.46	$23.79
Total return (%) (r)(s)(t)(x)	3.94	6.50	29.12	12.96	3.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.23	1.29	1.34	1.37
Expenses after expense reductions (f)	1.22	1.22	1.29	1.34	1.37
Net investment income	0.84	0.75	0.71	0.93	0.82
Portfolio turnover	8	11	11	13	16
Net assets at end of period (000 omitted)	$677,704	$592,610	$512,447	$344,016	$310,964

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 10/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$32.84	$31.40		$24.64	$22.13	$21.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.00	)(w)	$(0.01)	$0.04	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.00	1.76		6.92	2.62	0.51
Total from investment operations	$1.03	$1.76		$6.91	$2.66	$0.52
Less distributions declared to shareholders
From net investment income	$(0.02)	$—		$(0.08)	$—	$—
From net realized gain on investments	(0.34)	(0.32)		(0.07)	(0.15)	—
Total distributions declared to shareholders	$(0.36)	$(0.32)		$(0.15)	$(0.15)	$—
Net asset value, end of period (x)	$33.51	$32.84		$31.40	$24.64	$22.13
Total return (%) (r)(s)(t)(x)	3.17	5.68		28.19	12.13	2.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.98		2.04	2.09	2.12
Expenses after expense reductions (f)	1.97	1.98		2.04	2.09	2.12
Net investment income (loss)	0.09	(0.01)		(0.02)	0.16	0.06
Portfolio turnover	8	11		11	13	16
Net assets at end of period (000 omitted)	$27,384	$26,118		$24,395	$18,799	$20,797

Class C	Years ended 10/31
	2015	2014		2013	2012	2011
Net asset value, beginning of period	$31.60	$30.22		$23.75	$21.37	$20.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.00	)(w)	$(0.02)	$0.04	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.95	1.70		6.66	2.53	0.49
Total from investment operations	$0.98	$1.70		$6.64	$2.57	$0.50
Less distributions declared to shareholders
From net investment income	$(0.05)	$—		$(0.10)	$(0.04)	$—
From net realized gain on investments	(0.34)	(0.32)		(0.07)	(0.15)	—
Total distributions declared to shareholders	$(0.39)	$(0.32)		$(0.17)	$(0.19)	$—
Net asset value, end of period (x)	$32.19	$31.60		$30.22	$23.75	$21.37
Total return (%) (r)(s)(t)(x)	3.17	5.70		28.15	12.17	2.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.98		2.04	2.09	2.12
Expenses after expense reductions (f)	1.97	1.98		2.04	2.09	2.12
Net investment income (loss)	0.08	(0.00)		(0.06)	0.17	0.07
Portfolio turnover	8	11		11	13	16
Net assets at end of period (000 omitted)	$140,018	$111,902		$74,448	$32,071	$28,756

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 10/31
	2015	2014		2013		2012	2011
Net asset value, beginning of period	$36.34	$34.56		$27.09		$24.35	$23.68
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.35		$0.30		$0.30	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	1.07	1.95		7.58		2.85	0.55
Total from investment operations	$1.48	$2.30		$7.88		$3.15	$0.82
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.20)		$(0.34)		$(0.26)	$(0.15)
From net realized gain on investments	(0.34)	(0.32)		(0.07)		(0.15)	—
Total distributions declared to shareholders	$(0.68)	$(0.52)		$(0.41)		$(0.41)	$(0.15)
Net asset value, end of period (x)	$37.14	$36.34		$34.56		$27.09	$24.35
Total return (%) (r)(s)(x)	4.17	6.77		29.44		13.26	3.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98		1.04		1.09	1.12
Expenses after expense reductions (f)	0.97	0.98		1.04		1.09	1.12
Net investment income	1.11	0.99		0.98		1.18	1.08
Portfolio turnover	8	11		11		13	16
Net assets at end of period (000 omitted)	$671,087	$681,259		$638,111		$356,027	$281,561

Class R1	Years ended 10/31
	2015	2014		2013		2012	2011
Net asset value, beginning of period	$32.17	$30.76		$24.13		$21.67	$21.16
Income (loss) from investment operations
Net investment income (d)	$0.03	$(0.00	)(w)	$(0.00	)(w)	$0.03	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.97	1.73		6.76		2.59	0.50
Total from investment operations	$1.00	$1.73		$6.76		$2.62	$0.51
Less distributions declared to shareholders
From net investment income	$(0.03)	$—		$(0.06)		$(0.01)	$—
From net realized gain on investments	(0.34)	(0.32)		(0.07)		(0.15)	—
Total distributions declared to shareholders	$(0.37)	$(0.32)		$(0.13)		$(0.16)	$—
Net asset value, end of period (x)	$32.80	$32.17		$30.76		$24.13	$21.67
Total return (%) (r)(s)(x)	3.14	5.70		28.17		12.23	2.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.98		2.04		2.09	2.12
Expenses after expense reductions (f)	1.97	1.98		2.04		2.09	2.12
Net investment income (loss)	0.10	(0.01)		(0.01)		0.15	0.03
Portfolio turnover	8	11		11		13	16
Net assets at end of period (000 omitted)	$3,546	$3,776		$3,718		$2,968	$3,581

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$34.45	$32.81	$25.76	$23.16	$22.55
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.17	$0.14	$0.16	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.03	1.85	7.21	2.73	0.51
Total from investment operations	$1.24	$2.02	$7.35	$2.89	$0.65
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.06)	$(0.23)	$(0.14)	$(0.04)
From net realized gain on investments	(0.34)	(0.32)	(0.07)	(0.15)	—
Total distributions declared to shareholders	$(0.50)	$(0.38)	$(0.30)	$(0.29)	$(0.04)
Net asset value, end of period (x)	$35.19	$34.45	$32.81	$25.76	$23.16
Total return (%) (r)(s)(x)	3.67	6.24	28.82	12.71	2.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.48	1.54	1.59	1.62
Expenses after expense reductions (f)	1.47	1.48	1.54	1.59	1.62
Net investment income	0.59	0.49	0.48	0.65	0.58
Portfolio turnover	8	11	11	13	16
Net assets at end of period (000 omitted)	$56,978	$57,258	$54,726	$30,799	$21,832

Class R3	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.23	$33.55	$26.32	$23.66	$23.02
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.26	$0.21	$0.22	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	1.05	1.88	7.37	2.79	0.54
Total from investment operations	$1.35	$2.14	$7.58	$3.01	$0.74
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.14)	$(0.28)	$(0.20)	$(0.10)
From net realized gain on investments	(0.34)	(0.32)	(0.07)	(0.15)	—
Total distributions declared to shareholders	$(0.60)	$(0.46)	$(0.35)	$(0.35)	$(0.10)
Net asset value, end of period (x)	$35.98	$35.23	$33.55	$26.32	$23.66
Total return (%) (r)(s)(x)	3.93	6.49	29.11	12.99	3.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.23	1.29	1.34	1.37
Expenses after expense reductions (f)	1.22	1.23	1.29	1.34	1.37
Net investment income	0.84	0.74	0.67	0.91	0.83
Portfolio turnover	8	11	11	13	16
Net assets at end of period (000 omitted)	$105,192	$90,864	$62,218	$21,664	$13,294

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$35.59	$33.87	$26.55	$23.88	$23.22
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.35	$0.31	$0.31	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	1.06	1.89	7.42	2.77	0.56
Total from investment operations	$1.46	$2.24	$7.73	$3.08	$0.81
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.20)	$(0.34)	$(0.26)	$(0.15)
From net realized gain on investments	(0.34)	(0.32)	(0.07)	(0.15)	—
Total distributions declared to shareholders	$(0.68)	$(0.52)	$(0.41)	$(0.41)	$(0.15)
Net asset value, end of period (x)	$36.37	$35.59	$33.87	$26.55	$23.88
Total return (%) (r)(s)(x)	4.20	6.74	29.47	13.23	3.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	1.04	1.09	1.12
Expenses after expense reductions (f)	0.97	0.98	1.04	1.09	1.12
Net investment income	1.11	0.99	1.02	1.23	1.04
Portfolio turnover	8	11	11	13	16
Net assets at end of period (000 omitted)	$118,810	$109,067	$90,239	$37,929	$15,009

Class R5	Years ended 10/31
	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$36.36	$34.58	$27.10	$24.19
Income (loss) from investment operations
Net investment income (d)	$0.44	$0.42	$0.08	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	1.08	1.90	7.81	2.86
Total from investment operations	$1.52	$2.32	$7.89	$2.91
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.22)	$(0.34)	$—
From net realized gain on investments	(0.34)	(0.32)	(0.07)	—
Total distributions declared to shareholders	$(0.71)	$(0.54)	$(0.41)	$—
Net asset value, end of period (x)	$37.17	$36.36	$34.58	$27.10
Total return (%) (r)(s)(x)	4.29	6.84	29.50	12.03	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.90	0.95	1.04	(a)
Expenses after expense reductions (f)	0.88	0.90	0.95	1.04	(a)
Net investment income	1.19	1.16	0.24	0.50	(a)
Portfolio turnover	8	11	11	13
Net assets at end of period (000 omitted)	$383,913	$306,861	$187,343	$112

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a

26

Notes to Financial Statements – continued

broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar

27

Notes to Financial Statements – continued

securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,187,534,861	$—	$—	$1,187,534,861
United Kingdom	217,003,759	—	—	217,003,759
Switzerland	182,281,610	—	—	182,281,610
France	170,283,050	—	—	170,283,050
Germany	134,970,502	—	—	134,970,502
Netherlands	53,553,888	—	—	53,553,888
Canada	37,599,368	—	—	37,599,368
Sweden	34,997,222	—	—	34,997,222
Japan	—	30,736,263	—	30,736,263
Other Countries	77,529,159	16,432,977	—	93,962,136
Mutual Funds	57,078,182	—	—	57,078,182
Total Investments	$2,152,831,601	$47,169,240	$—	$2,200,000,841

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $3,926,930 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $4,738,773 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the

28

Notes to Financial Statements – continued

related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $21,041,185. The fair value of the fund’s investment securities on loan and a related liability of $21,864,600 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

29

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/15	10/31/14
Ordinary income (including any short-term capital gains)	$19,176,569	$11,159,040
Long-term capital gains	16,419,544	12,589,363
Total distributions	$35,596,113	$23,748,403

30

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/15
Cost of investments	$1,657,851,114
Gross appreciation	595,997,641
Gross depreciation	(53,847,914)
Net unrealized appreciation (depreciation)	$542,149,727
Undistributed ordinary income	17,308,747
Undistributed long-term capital gains	22,979,761
Other temporary differences	(136,053)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/15	Year ended 10/31/14	Year ended 10/31/15	Year ended 10/31/14
Class A	$4,419,567	$2,004,335	$5,807,888	$4,940,235
Class B	12,870	—	271,683	254,927
Class C	194,048	—	1,216,615	855,561
Class I	6,434,392	3,750,145	6,405,144	6,042,277
Class R1	3,128	—	40,113	38,715
Class R2	264,732	100,419	553,092	534,211
Class R3	689,540	274,464	883,803	611,539
Class R4	1,036,630	548,426	1,029,021	874,936
Class R5	3,311,140	1,194,210	3,022,707	1,724,003
Total	$16,366,047	$7,871,999	$19,230,066	$15,876,404

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $2 billion	0.65%

The investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $5 billion. This written agreement will continue

31

Notes to Financial Statements – continued

until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2017. For the year ended October 31, 2015, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2015, this management fee reduction amounted to $144,009, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.81% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $300,509 for the year ended October 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,611,734
Class B	0.75%	0.25%	1.00%	1.00%	271,331
Class C	0.75%	0.25%	1.00%	1.00%	1,258,177
Class R1	0.75%	0.25%	1.00%	1.00%	37,395
Class R2	0.25%	0.25%	0.50%	0.50%	285,536
Class R3	—	0.25%	0.25%	0.25%	250,727
Total Distribution and Service Fees					$3,714,900

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2015, this rebate amounted to $25,236, $422, and $334 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder

32

Notes to Financial Statements – continued

redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2015 were as follows:

Amount
Class A	$3,787
Class B	29,125
Class C	25,845

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2015, the fee was $210,497, which equated to 0.0099% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,813,203.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.0163% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,151 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $8,908 at October 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and

33

Notes to Financial Statements – continued

is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2015, the fee paid by the fund under this agreement was $8,245 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended October 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $282,329,842 and $161,293,354, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,059,843	$183,341,369	4,663,605	$162,562,958
Class B	176,260	5,940,310	187,923	6,088,188
Class C	1,396,694	45,041,674	1,576,926	49,090,760
Class I	4,387,013	162,167,233	5,274,884	188,189,049
Class R1	25,495	828,427	22,034	703,196
Class R2	447,313	15,830,932	450,121	15,325,142
Class R3	1,276,547	45,540,398	1,401,952	48,487,960
Class R4	1,105,519	40,307,486	995,971	34,908,235
Class R5	2,173,827	79,508,499	3,603,836	124,805,012
	16,048,511	$578,506,328	18,177,252	$630,160,500

Shares issued to shareholders in reinvestment of distributions
Class A	268,489	$9,270,927	189,505	$6,263,145
Class B	8,395	269,968	7,859	242,225
Class C	34,793	1,074,416	22,188	657,882
Class I	313,226	11,066,278	257,058	8,688,558
Class R1	1,374	43,241	1,282	38,715
Class R2	22,548	758,050	18,364	590,958
Class R3	45,870	1,573,343	26,979	886,003
Class R4	58,602	2,027,616	42,989	1,423,362
Class R5	179,277	6,333,847	86,338	2,918,213
	932,574	$32,417,686	652,562	$21,709,061

34

Notes to Financial Statements – continued

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(3,334,108)	$(119,978,256)	(3,323,643)	$(116,412,180)
Class B	(162,704)	(5,462,671)	(177,551)	(5,757,489)
Class C	(622,612)	(19,989,473)	(521,323)	(16,241,826)
Class I	(5,382,286)	(199,648,172)	(5,247,078)	(188,139,144)
Class R1	(36,157)	(1,189,480)	(26,792)	(853,045)
Class R2	(512,799)	(18,082,643)	(474,131)	(16,153,925)
Class R3	(978,111)	(34,488,970)	(704,159)	(24,438,381)
Class R4	(961,652)	(35,050,080)	(639,341)	(22,390,341)
Class R5	(464,819)	(17,239,095)	(668,591)	(23,605,374)
	(12,455,248)	$(451,128,840)	(11,782,609)	$(413,991,705)

Net change
Class A	1,994,224	$72,634,040	1,529,467	$52,413,923
Class B	21,951	747,607	18,231	572,924
Class C	808,875	26,126,617	1,077,791	33,506,816
Class I	(682,047)	(26,414,661)	284,864	8,738,463
Class R1	(9,288)	(317,812)	(3,476)	(111,134)
Class R2	(42,938)	(1,493,661)	(5,646)	(237,825)
Class R3	344,306	12,624,771	724,772	24,935,582
Class R4	202,469	7,285,022	399,619	13,941,256
Class R5	1,888,285	68,603,251	3,021,583	104,117,851
	4,525,837	$159,795,174	7,047,205	$237,877,856

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2015, the fund’s commitment fee and interest expense were $7,049 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	15,193,238	246,740,593	(226,720,249)	35,213,582

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$26,152	$35,213,582

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the Fund) (one of the series constituting MFS Series Trust VI), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Equity Fund (one of the series constituting MFS Series Trust VI) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 15, 2015

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

41

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Mannheim Roger Morley

42

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

43

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

44

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion, and that MFS has agreed in writing to further reduce its advisory fee rate on the Fund’s average daily net assets over $5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

45

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $23,205,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 76.80% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

47

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2015

MFS® GLOBAL TOTAL RETURN FUND

MWT-ANN

MFS® GLOBAL TOTAL RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The global economy remains vulnerable as central banks continue to play a major role in supporting growth.

Even the resilient U.S. economy has had slower growth, as a strong U.S. dollar and weak overseas markets have hurt exporters. However, robust consumer demand and a recovering housing market have aided the domestic economy, fueled by cheap gasoline and an improving labor market.

China’s transition to a consumer-based, slower-growth economy has weighed on many commodity-exporting nations. And concerns about weakness in China have eroded investor and business confidence around the world. Meanwhile, rising geopolitical concerns will weigh on the eurozone, which is still reliant on the European Central Bank’s support.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Government of Japan, 1.1%, 6/20/20	1.9%
Novartis AG	1.5%
Philip Morris International, Inc.	1.1%
Nestle S.A.	1.1%
Johnson & Johnson	1.0%
KDDI Corp.	1.0%
Verizon Communications, Inc.	0.9%
Republic of Italy, 3.75%, 3/01/21	0.9%
3M Co.	0.9%
U.S. Treasury Note 2 yr Future - Dec 31 15	(1.0)%

Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	4.2%
A	9.0%
BBB	13.4%
U.S. Government	1.7%
Federal Agencies	2.3%
Not Rated	(0.9)%
Non-Fixed Income	59.4%
Cash & Cash Equivalents	5.5%
Other	0.9%

Equity sectors
Financial Services	11.1%
Consumer Staples	10.7%
Health Care	8.4%
Utilities & Communications	5.1%
Energy	3.9%
Industrial Goods & Services	3.9%
Basic Materials	3.7%
Technology	3.7%
Special Products & Services	2.7%
Leisure	2.1%
Retailing	1.8%
Autos & Housing	1.2%
Transportation	1.1%

Fixed income sectors (i)
Non-U.S. Government Bonds	16.2%
Investment Grade Corporates	11.6%
Mortgage-Backed Securities	2.2%
Emerging Markets Bonds	2.0%
Commercial Mortgage-Backed Securities	1.1%
Collateralized Debt Obligations	0.4%
U.S. Treasury Securities	0.4%
Asset-Backed Securities	0.2%
U.S. Government Agencies	0.1%
High Yield Corporates (o)	0.0%

Portfolio Composition – continued

Issuer country weightings (i)(x)
United States	48.5%
Japan	10.0%
United Kingdom	9.0%
Switzerland	4.6%
Germany	3.7%
France	3.7%
Italy	2.8%
Canada	2.7%
Spain	2.3%
Other Countries	12.7%

Currency exposure weightings (i)(y)
United States Dollar	49.8%
Euro	16.0%
Japanese Yen	10.9%
British Pound Sterling	8.8%
Swiss Franc	4.7%
Canadian Dollar	2.8%
Hong Kong Dollar	1.2%
Australian Dollar	1.2%
Swedish Krona	1.1%
Other Currencies	3.5%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 10/31/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2015, Class A shares of the MFS Global Total Return Fund (“fund”) provided a total return of 0.20%, at net asset value. This compares with returns of 2.33% and –3.07% for the fund’s benchmarks, the MSCI World Index and the Barclays Global Aggregate Bond Index (“Barclays Index”), respectively. The fund’s other benchmark, the MFS Global Total Return Blended Index (“Blended Index”), generated a total return of 0.36%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve appears ready to tighten monetary conditions, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank, which instituted a large quantitative easing program in January of 2015. Poor policy management by the Chinese government roiled global markets over the summer, beginning with the poorly executed response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently stabilized the currency and ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Within the equity portion of the fund, an underweight position and to a lesser extent stock selection in the technology sector detracted from performance relative to the MSCI World Index. Not holding shares of multinational conglomerate Alphabet, personal electronics maker Apple and software company Microsoft hampered relative performance during the reporting period. Shares of Alphabet spiked during the third quarter of 2015 after the company reported earnings results that were above consensus estimates. YouTube and mobile search were among key top-line growth

Management Review – continued

drivers while tight expense discipline also aided the results. An overweight position in telecommunications equipment provider LM Ericsson Telephone Co. (h) (Sweden) and an underweight position in social networking service provider Facebook (h) also weakened relative returns.

An underweight position and stock selection in the retailing sector also held back relative performance. Not holding shares of internet retailer Amazon.com hurt relative results. The company reported strong quarterly results supported by improved growth in its remote computing segment (Amazon Web Services).

Elsewhere, overweight positions in global energy and petrochemicals company Royal Dutch Shell (United Kingdom), communications and entertainment solutions provider TDC (Denmark) and financial services firm DNB NOR ASA (h) (Norway), and holding mailroom equipment company Neopost (b) (France), detracted from relative performance.

Within the fixed income portion of the fund, greater exposure to bonds in the “BBB” rated (r) credit quality segments were primary detractors from performance relative to the Barclays Index. Additionally, yield curve (y) positioning in the US, particularly the fund’s lesser exposures to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, hurt relative performance.

Contributors to Performance

Within the equity portion of the fund, the combination of strong stock selection and an overweight position in the consumer staples sector contributed to performance relative to the MSCI World Index. An overweight position in household and industrial products manufacturer Kao (Japan), Japan-based cosmetic products manufacturer Kose and cigarette manufacturer Reynolds American supported relative returns. Shares of Kao appreciated as the company reported record profits early in the period driven by its Beauty Care and Human Health Care segments.

The combination of stock selection and an underweight position in the energy sector was another positive factor for relative results. However, there were no individual stocks within this sector that were among the largest relative contributors during the reporting period.

Elsewhere, overweight positions in management consulting firm Accenture, German real estate company Deutsche Wohnen, telecommunications company KDDI (Japan), retailer Target Corporation, IT services firm Nomura Research Institute (Japan), drugstore retailer CVS Health and pharmaceutical giant Pfizer also bolstered relative performance. Shares of Accenture reacted positively to strong quarterly results throughout the period which demonstrated revenue growth and margin improvement. The company’s revenue strength was broad-based and was bolstered by market share gains.

Management Review – continued

Within the fixed income portion of the fund, the return from yield, which was greater than that of the Barclays Index, was a key contributor to relative performance. The fund’s greater exposure to the finance sector further benefited relative returns.

Respectfully,

Nevin Chitkara	Pablo De La Mata	Pilar Gomez-Bravo	Steven Gorham
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Richard Hawkins	Robert Persons	Jonathan Sage	Robert Spector
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Benjamin Stone	Erik Weisman
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

Note to Shareholders: Effective December 1, 2014, Jonathan Sage replaced Barnaby Wiener as a Portfolio Manager of the Fund. Effective October 31, 2015, Robert Spector is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 10/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/04/90	0.20%	6.73%	6.31%	N/A
B	9/07/93	(0.53)%	5.94%	5.55%	N/A
C	1/03/94	(0.53)%	5.94%	5.55%	N/A
I	1/02/97	0.45%	7.00%	6.61%	N/A
R1	4/01/05	(0.55)%	5.95%	5.52%	N/A
R2	10/31/03	(0.03)%	6.47%	6.04%	N/A
R3	4/01/05	0.19%	6.74%	6.31%	N/A
R4	4/01/05	0.45%	7.01%	6.59%	N/A
R5	6/01/12	0.56%	N/A	N/A	8.66%
Comparative benchmarks
MSCI World Index (f)		2.33%	9.76%	6.38%	N/A
MFS Global Total Return Blended Index (f)(w)		0.36%	6.19%	5.67%	N/A
Barclays Global Aggregate Bond Index (f)		(3.07)%	0.61%	3.89%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(5.56)%	5.48%	5.68%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.44)%	5.62%	5.55%	N/A
C With CDSC (1% for 12 months) (v)		(1.51)%	5.94%	5.55%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	As of October 31, 2015, the MFS Global Total Return Blended Index was comprised of 60% MSCI World Index and 40% Barclays Global Aggregate Bond Index.

Benchmark Definitions

Barclays Global Aggregate Bond Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate

Performance Summary – continued

Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

MSCI World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2015 through October 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Expenses Paid During Period (p) 5/01/15-10/31/15
A	Actual	1.13%	$1,000.00	$977.56	$5.63
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
B	Actual	1.88%	$1,000.00	$973.94	$9.35
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
C	Actual	1.88%	$1,000.00	$973.61	$9.35
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
I	Actual	0.88%	$1,000.00	$978.63	$4.39
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
R1	Actual	1.88%	$1,000.00	$973.51	$9.35
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55
R2	Actual	1.38%	$1,000.00	$976.12	$6.87
	Hypothetical (h)	1.38%	$1,000.00	$1,018.25	$7.02
R3	Actual	1.13%	$1,000.00	$977.41	$5.63
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
R4	Actual	0.88%	$1,000.00	$978.86	$4.39
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
R5	Actual	0.77%	$1,000.00	$979.17	$3.84
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 58.5%
Issuer	Shares/Par	Value ($)
Aerospace - 2.0%
Cobham PLC	604,154	$2,584,516
Honeywell International, Inc.	91,325	9,432,046
Lockheed Martin Corp.	51,811	11,389,612
United Technologies Corp.	67,183	6,611,479

		$30,017,653
Airlines - 0.1%
Air Canada (a)	253,241	$2,083,874

Alcoholic Beverages - 1.3%
AmBev S.A., ADR	455,858	$2,220,028
Heineken N.V.	104,421	9,544,383
Pernod Ricard S.A.	68,116	8,029,683

		$19,794,094
Apparel Manufacturers - 0.2%
Li & Fung Ltd.	3,990,000	$3,221,020

Automotive - 1.0%
General Motors Co.	84,259	$2,941,482
Johnson Controls, Inc.	75,522	3,412,084
Magna International, Inc.	100,362	5,292,875
USS Co. Ltd.	195,500	3,445,344

		$15,091,785
Biotechnology - 0.1%
Gilead Sciences, Inc.	15,381	$1,663,148

Broadcasting - 1.2%
Fuji Television Network, Inc.	66,600	$791,207
Nippon Television Holdings, Inc.	120,300	2,079,343
Omnicom Group, Inc.	83,127	6,227,875
ProSiebenSat.1 Media SE	72,756	3,935,502
Time Warner, Inc.	45,521	3,429,552
Viacom, Inc., “B”	34,970	1,724,371

		$18,187,850
Brokerage & Asset Managers - 0.6%
BlackRock, Inc.	13,843	$4,872,321
Computershare Ltd.	142,215	1,096,280

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Brokerage & Asset Managers - continued
Daiwa Securities Group, Inc.	265,000	$1,807,269
Franklin Resources, Inc.	42,240	1,721,702

		$9,497,572
Business Services - 2.7%
Accenture PLC, “A”	109,728	$11,762,842
Amadeus IT Holding S.A.	128,756	5,487,894
Ashtead Group PLC	162,692	2,508,060
Bunzl PLC	173,593	4,974,888
Compass Group PLC	426,352	7,354,787
Nomura Research Institute Ltd.	164,890	6,720,722
SGS S.A.	1,439	2,742,755

		$41,551,948
Cable TV - 0.6%
Comcast Corp., “Special A”	134,262	$8,419,570

Chemicals - 2.6%
3M Co.	82,903	$13,033,181
Givaudan S.A.	2,173	3,891,153
LyondellBasell Industries N.V., “A”	89,844	8,347,406
Monsanto Co.	18,305	1,706,392
Orica Ltd.	127,574	1,499,235
PPG Industries, Inc.	84,029	8,760,864
Yara International ASA	45,500	2,065,419

		$39,303,650
Computer Software - 0.6%
Aspen Technology, Inc. (a)	34,999	$1,448,609
Cadence Design Systems, Inc. (a)	107,992	2,399,582
Oracle Corp.	123,148	4,783,068

		$8,631,259
Computer Software - Systems - 0.4%
International Business Machines Corp.	38,347	$5,371,648

Construction - 0.3%
Geberit AG	7,515	$2,427,578
Stanley Black & Decker, Inc.	13,387	1,418,754

		$3,846,332
Consumer Products - 2.6%
Kao Corp.	218,900	$11,180,625
Kobayashi Pharmaceutical Co. Ltd.	41,100	3,183,696

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - continued
Kose Corp.	23,600	$2,289,851
Procter & Gamble Co.	120,896	9,234,036
Reckitt Benckiser Group PLC	77,916	7,620,115
Svenska Cellulosa Aktiebolaget	215,046	6,342,983

		$39,851,306
Containers - 0.5%
Brambles Ltd.	749,575	$5,548,337
Crown Holdings, Inc. (a)	24,549	1,302,079

		$6,850,416
Electrical Equipment - 1.5%
Danaher Corp.	50,434	$4,705,997
Legrand S.A.	68,568	3,765,516
Pentair PLC	24,165	1,351,307
Siemens AG	79,255	7,974,478
Spectris PLC	81,525	2,095,068
Tyco International PLC	92,216	3,360,351

		$23,252,717
Electronics - 2.2%
Analog Devices, Inc.	33,367	$2,006,024
Halma PLC	218,980	2,577,420
Hirose Electric Co. Ltd.	24,445	2,949,167
NVIDIA Corp.	106,110	3,010,341
Samsung Electronics Co. Ltd.	3,964	4,748,465
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	395,170	8,677,933
Texas Instruments, Inc.	174,906	9,920,668

		$33,890,018
Energy - Independent - 1.0%
Cairn Energy PLC (a)	382,784	$885,150
EOG Resources, Inc.	23,681	2,033,014
Occidental Petroleum Corp.	47,494	3,540,203
Valero Energy Corp.	124,339	8,196,427

		$14,654,794
Energy - Integrated - 2.5%
Chevron Corp.	37,479	$3,406,092
China Petroleum & Chemical Corp.	5,864,000	4,229,247
Exxon Mobil Corp.	130,448	10,793,268
OAO Gazprom, ADR	359,856	1,514,994
Royal Dutch Shell PLC, “A”	340,857	8,880,361
Royal Dutch Shell PLC, “B”	169,991	4,454,988

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - continued
Suncor Energy, Inc.	87,874	$2,614,850
TOTAL S.A.	51,231	2,486,960

		$38,380,760
Engineering - Construction - 0.1%
Bouygues	38,930	$1,475,425

Food & Beverages - 3.0%
Bunge Ltd.	34,156	$2,492,022
Danone S.A.	155,813	10,864,654
General Mills, Inc.	202,861	11,788,253
Nestle S.A.	209,323	16,009,731
Tyson Foods, Inc., “A”	107,812	4,782,540

		$45,937,200
Food & Drug Stores - 1.0%
Alimentation Couche-Tard, Inc.	51,564	$2,218,167
CVS Health Corp.	114,548	11,315,051
Empire Co. Ltd., “A”	55,257	1,157,456

		$14,690,674
Gaming & Lodging - 0.1%
Sands China Ltd.	293,600	$1,053,882

General Merchandise - 0.5%
Target Corp.	107,437	$8,291,988

Health Maintenance Organizations - 0.2%
Anthem, Inc.	20,242	$2,816,674

Insurance - 3.7%
ACE Ltd.	29,274	$3,323,770
Aon PLC	55,542	5,182,624
Delta Lloyd N.V.	46,484	367,014
Everest Re Group Ltd.	10,802	1,922,432
Fairfax Financial Holdings Ltd.	13,300	6,549,507
Hiscox Ltd.	145,940	2,176,692
MetLife, Inc.	167,824	8,454,973
Prudential Financial, Inc.	104,525	8,623,313
Suncorp Group Ltd.	229,765	2,131,053
Swiss Re Ltd.	38,338	3,564,431
Travelers Cos., Inc.	80,688	9,108,868
Validus Holdings Ltd.	60,138	2,664,113
Zurich Insurance Group AG	8,569	2,265,243

		$56,334,033

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - 0.3%
Illinois Tool Works, Inc.	35,245	$3,240,425
Neopost S.A.	21,690	539,757

		$3,780,182
Major Banks - 3.8%
Bank of New York Mellon Corp.	151,532	$6,311,308
BNP Paribas	22,338	1,357,406
BOC Hong Kong Holdings Ltd.	1,136,000	3,624,671
Goldman Sachs Group, Inc.	25,692	4,817,250
HSBC Holdings PLC	1,077,116	8,428,607
JPMorgan Chase & Co.	185,776	11,936,108
State Street Corp.	68,335	4,715,115
Sumitomo Mitsui Financial Group, Inc.	42,800	1,701,591
Toronto-Dominion Bank	44,367	1,821,368
Wells Fargo & Co.	230,561	12,482,573

		$57,195,997
Medical Equipment - 0.9%
Abbott Laboratories	115,816	$5,188,557
Medtronic PLC	83,524	6,174,094
St. Jude Medical, Inc.	39,661	2,530,768

		$13,893,419
Metals & Mining - 0.4%
Grupo Mexico S.A.B. de C.V.	235,949	$574,809
Rio Tinto PLC	157,431	5,723,976

		$6,298,785
Natural Gas - Distribution - 0.7%
Centrica PLC	1,217,032	$4,242,035
Engie	339,280	5,952,639

		$10,194,674
Network & Telecom - 0.5%
LM Ericsson Telephone Co., “B”	798,724	$7,792,270

Oil Services - 0.4%
Schlumberger Ltd.	49,471	$3,866,653
Technip	52,170	2,725,302

		$6,591,955
Other Banks & Diversified Financials - 2.3%
Agricultural Bank of China	2,438,000	$994,769
American Express Co.	42,715	3,129,301

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
China Construction Bank	5,819,000	$4,195,649
DBS Group Holdings Ltd.	372,700	4,594,567
DNB A.S.A.	275,734	3,511,274
Hachijuni Bank Ltd.	138,000	935,140
ING Groep N.V.	381,957	5,558,952
North Pacific Ltd.	128,000	488,309
Sberbank of Russia, ADR	289,699	1,776,724
U.S. Bancorp	175,357	7,396,558
UBS Group AG	119,240	2,386,127

		$34,967,370
Pharmaceuticals - 7.2%
Bayer AG	68,868	$9,189,920
Bristol-Myers Squibb Co.	119,456	7,878,123
Eli Lilly & Co.	128,823	10,508,092
GlaxoSmithKline PLC	408,271	8,842,937
Johnson & Johnson	148,210	14,973,656
Merck & Co., Inc.	146,330	7,998,398
Novartis AG	244,661	22,239,659
Pfizer, Inc.	349,114	11,807,035
Roche Holding AG	37,744	10,245,045
Santen Pharmaceutical Co. Ltd.	215,500	2,914,531
Teva Pharmaceutical Industries Ltd., ADR	44,499	2,633,896

		$109,231,292
Printing & Publishing - 0.1%
RELX N.V.	105,671	$1,806,927

Railroad & Shipping - 0.2%
Canadian National Railway Co.	27,494	$1,679,608
Union Pacific Corp.	19,463	1,739,019

		$3,418,627
Real Estate - 0.7%
Deutsche Wohnen AG	315,920	$8,912,584
Medical Properties Trust, Inc., REIT	179,286	2,025,932

		$10,938,516
Restaurants - 0.1%
Greggs PLC	93,025	$1,703,679

Specialty Chemicals - 0.3%
PTT Global Chemical PLC	2,842,100	$4,454,827

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Common Stocks - continued
Specialty Stores - 0.1%
Esprit Holdings Ltd.		996,050	$1,115,891

Telecommunications - Wireless - 1.3%
Advanced Info Service PLC		181,900	$1,191,613
KDDI Corp.		606,900	14,660,175
Vodafone Group PLC		1,309,897	4,326,430

			$20,178,218
Telephone Services - 1.9%
Bezeq - The Israel Telecommunication Corp. Ltd.		463,033	$995,560
British Telecom Group, PLC		1,166,412	8,361,354
Nippon Telegraph & Telephone Corp.		45,200	1,659,887
TDC A.S.		877,993	4,602,041
Verizon Communications, Inc.		291,260	13,654,269

			$29,273,111
Tobacco - 3.2%
Altria Group, Inc.		138,416	$8,370,016
British American Tobacco PLC		121,598	7,234,844
Imperial Tobacco Group PLC		43,850	2,365,295
Japan Tobacco, Inc.		251,800	8,698,957
Philip Morris International, Inc.		193,932	17,143,589
Reynolds American, Inc.		112,592	5,440,445

			$49,253,146
Trucking - 0.7%
United Parcel Service, Inc., “B”		46,539	$4,794,448
Yamato Holdings Co. Ltd.		317,100	6,217,924

			$11,012,372
Utilities - Electric Power - 0.8%
American Electric Power Co., Inc.		147,958	$8,381,821
Endesa S.A.		57,201	1,273,747
Korea Electric Power Corp.		57,109	2,571,215

			$12,226,783
Total Common Stocks (Identified Cost, $686,082,127)			$889,489,331

Bonds - 34.9%
Airlines - 0.0%
Ryanair Ltd., 1.125%, 3/10/23	EUR	475,000	$501,809

Asset-Backed & Securitized - 1.7%
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.622%, 1/30/25 (z)		$1,216,000	$1,204,966
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49		1,489,068	1,525,529

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Commercial Mortgage Pass-Through Certificates, “A4”, 5.306%, 12/10/46		$949,482	$975,471
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/48		1,995,691	2,070,194
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.42%, 7/15/25 (z)		1,563,000	1,533,112
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/50		2,298,421	2,327,526
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.559%, 6/17/21 (z)		1,019,657	1,012,650
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/17 (n)		465,000	464,895
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.47%, 4/25/25 (z)		1,419,000	1,396,644
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/48		2,620,000	2,688,311
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.774%, 6/15/49		838,625	843,750
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 5.937%, 2/15/51		75,400	75,427
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.774%, 6/15/49		1,040,000	1,075,776
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.67%, 5/15/21 (z)		1,401,596	1,395,207
Merrill Lynch Mortgage Trust, “A3”, FRN, 5.837%, 6/12/50		29,659	29,686
Merrill Lynch Mortgage Trust, FRN, 5.837%, 6/12/50		1,040,000	1,081,306
Volvo Financial Equipment LLC, 2015-1A, “A2”, 0.95%, 11/15/17 (n)		1,970,000	1,969,360
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.952%, 2/15/51		485,860	505,981
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/48		2,322,687	2,382,734
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/48		1,013,505	1,009,433

			$25,567,958
Automotive - 0.8%
American Honda Finance Corp., 1.375%, 11/10/22	EUR	1,000,000	$1,116,470
Delphi Automotive PLC, 1.5%, 3/10/25	EUR	575,000	590,721
FCA Capital Ireland PLC, 2%, 10/23/19	EUR	875,000	974,294
Ford Motor Credit Co. LLC, 1.7%, 5/09/16		$853,000	854,958
Ford Motor Credit Co. LLC, 1.461%, 3/27/17		1,362,000	1,352,824
Ford Motor Credit Co. LLC, 3.157%, 8/04/20		2,533,000	2,560,187
Hyundai Capital America, 2.4%, 10/30/18 (z)		1,234,000	1,234,273

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Automotive - continued
RCI Banque S.A., 4.25%, 4/27/17	EUR	550,000	$637,033
RCI Banque S.A., 1.25%, 6/08/22	EUR	450,000	482,628
Volkswagen International Finance N.V., 3.75% to 3/24/21, FRN to 3/29/49	EUR	600,000	609,481
Volkswagen International Finance N.V., 1.15%, 11/20/15 (n)		$1,810,000	1,808,867
Volkswagen International Finance N.V., 3.875% to 9/04/18, FRN to 9/29/49	EUR	450,000	479,509

			$12,701,245
Biotechnology - 0.0%
Life Technologies Corp., 6%, 3/01/20		$432,000	$488,494

Broadcasting - 0.2%
Discovery Communications, Inc., 1.9%, 3/19/27	EUR	1,300,000	$1,259,286
Myriad International Holdings B.V., 5.5%, 7/21/25 (n)		$314,000	307,613
Omnicom Group, Inc., 3.65%, 11/01/24		210,000	208,425
ProSiebenSat.1 Media SE, 2.625%, 4/15/21	EUR	725,000	824,048
SES S.A., 3.6%, 4/04/23 (n)		$635,000	632,297

			$3,231,669
Brokerage & Asset Managers - 0.1%
CME Group, Inc., 3%, 3/15/25		$991,000	$985,332
TD Ameritrade Holding Corp., 2.95%, 4/01/22		715,000	712,166

			$1,697,498
Building - 0.2%
CRH Finance Ltd., 3.125%, 4/03/23	EUR	750,000	$895,309
Martin Marietta Materials, Inc., 4.25%, 7/02/24		$400,000	395,831
Mohawk Industries, Inc., 6.125%, 1/15/16		376,000	379,707
Mohawk Industries, Inc., 2%, 1/14/22	EUR	800,000	901,569
Owens Corning, Inc., 4.2%, 12/15/22		$190,000	192,112

			$2,764,528
Business Services - 0.4%
Fidelity National Information Services, Inc., 5%, 3/15/22		$483,000	$496,479
Fidelity National Information Services, Inc., 3.875%, 6/05/24		1,180,000	1,130,064
Fidelity National Information Services, Inc., 5%, 10/15/25		646,000	667,910
Fiserv, Inc., 2.7%, 6/01/20		1,580,000	1,581,689
Tencent Holdings Ltd., 3.8%, 2/11/25 (n)		1,490,000	1,480,214

			$5,356,356
Cable TV - 0.4%
CCO Safari II LLC, 6.384%, 10/23/35 (n)		$630,000	$648,955
Comcast Corp., 4.65%, 7/15/42		300,000	310,418

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Cox Communications, Inc., 3.25%, 12/15/22 (n)		$595,000	$547,612
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (n)		895,000	897,610
NBCUniversal Media LLC, 5.15%, 4/30/20		728,000	822,224
Shaw Communications, 5.65%, 10/01/19	CAD	718,000	612,727
Sky PLC, 2.5%, 9/15/26	EUR	900,000	1,021,141
Time Warner Cable Inc., 5.25%, 7/15/42	GBP	100,000	136,140
Time Warner Cable, Inc., 5.75%, 6/02/31	GBP	250,000	382,523
Time Warner Cable, Inc., 4.5%, 9/15/42		$75,000	60,748

			$5,440,098
Chemicals - 0.1%
CF Industries, Inc., 5.15%, 3/15/34		$424,000	$417,831
LYB International Finance B.V., 4%, 7/15/23		336,000	340,853
LyondellBasell Industries N.V., 5%, 4/15/19		597,000	642,304
LyondellBasell Industries N.V., 4.625%, 2/26/55		420,000	363,475

			$1,764,463
Computer Software - 0.1%
Oracle Corp., 3.4%, 7/08/24		$837,000	$854,174

Computer Software - Systems - 0.2%
Apple, Inc., 2.7%, 5/13/22		$1,598,000	$1,612,332
Apple, Inc., 3.6%, 7/31/42	GBP	730,000	1,100,243

			$2,712,575
Conglomerates - 0.2%
DH Europe Finance S.A., 1%, 7/08/19	EUR	450,000	$501,308
General Electric Co., 1.25%, 5/26/23	EUR	325,000	357,684
Smiths Group PLC, 1.25%, 4/28/23	EUR	900,000	947,008
Tyco International Finance S.A., 1.375%, 2/25/25	EUR	575,000	595,183

			$2,401,183
Consumer Products - 0.1%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/23 (n)		$731,000	$751,823
Whirlpool Corp., 0.625%, 3/12/20	EUR	400,000	432,382

			$1,184,205
Consumer Services - 0.1%
Priceline Group, Inc., 3.65%, 3/15/25		$429,000	$427,308
Priceline Group, Inc., 1.8%, 3/03/27	EUR	450,000	447,531

			$874,839
Defense Electronics - 0.0%
BAE Systems, 4.125%, 6/08/22	GBP	350,000	$569,689

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Electronics - 0.0%
Tyco Electronics Group S.A., 2.375%, 12/17/18		$522,000	$525,954
Tyco Electronics Group S.A., 1.1%, 3/01/23	EUR	125,000	134,012

			$659,966
Emerging Market Quasi-Sovereign - 0.5%
CNPC General Capital Ltd., 3.4%, 4/16/23 (n)		$1,511,000	$1,476,687
Comision Federal De Electricidad, 4.875%, 1/15/24		535,000	547,038
Comision Federal de Electricidad, 5.75%, 2/14/42 (n)		677,000	635,534
Empresa Nacional del Petroleo, 6.25%, 7/08/19		265,000	290,019
Office Cherifien des Phosphates, 6.875%, 4/25/44 (n)		1,590,000	1,653,600
Pemex Project Funding Master Trust, 5.75%, 3/01/18		523,000	555,504
Petroleos Mexicanos, 5.5%, 1/21/21		232,000	247,660
Petroleos Mexicanos, 4.25%, 1/15/25 (n)		10,000	9,515
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/24 (n)		2,200,000	2,338,926

			$7,754,483
Emerging Market Sovereign - 0.7%
Republic of Indonesia, 2.875%, 7/08/21 (z)	EUR	400,000	$437,100
Republic of Peru, 7.35%, 7/21/25		$1,805,000	2,328,450
United Mexican States, 6.5%, 6/10/21	MXN	98,800,000	6,300,870
United Mexican States, 3.625%, 3/15/22		$1,140,000	1,167,360
United Mexican States, 1.625%, 3/06/24	EUR	250,000	263,366

			$10,497,146
Energy - Independent - 0.0%
Pioneer Natural Resources Co., 7.5%, 1/15/20		$185,000	$211,540

Energy - Integrated - 0.1%
Shell International Finance B.V., 2.125%, 5/11/20		$1,738,000	$1,741,353
TOTAL S.A., 2.625% to 2/26/25, FRN to 12/29/49	EUR	500,000	507,901

			$2,249,254
Entertainment - 0.1%
Carnival Corp., 1.875%, 11/07/22	EUR	700,000	$767,453

Financial Institutions - 0.0%
International Lease Finance Corp., 7.125%, 9/01/18 (n)		$569,000	$630,168

Food & Beverages - 0.8%
Anheuser-Busch InBev S.A., 5.375%, 1/15/20		$1,008,000	$1,121,786
Coca-Cola Co., 0.75%, 3/09/23	EUR	425,000	455,237
Coca-Cola Co., 1.125%, 3/09/27	EUR	400,000	412,921
Coca-Cola Enterprises, Inc., 1.875%, 3/18/30	EUR	600,000	596,667

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Beverages - continued
J.M. Smucker Co., 2.5%, 3/15/20		$1,414,000	$1,413,111
J.M. Smucker Co., 4.375%, 3/15/45		271,000	264,235
Kraft Heinz Co., 5%, 7/15/35 (n)		305,000	318,155
Kraft Heinz Foods Co., 3.5%, 7/15/22 (n)		600,000	611,481
Mead Johnson Nutrition Co., 3%, 11/15/20		849,000	852,433
Mondelez International, Inc., 2.375%, 3/06/35	EUR	175,000	172,724
PepsiCo, Inc., 2.15%, 10/14/20		$2,276,000	2,274,748
PepsiCo, Inc., 3.1%, 7/17/22		1,651,000	1,693,766
Tyson Foods, Inc., 6.6%, 4/01/16		1,200,000	1,226,526
Tyson Foods, Inc., 5.15%, 8/15/44		191,000	200,132
Wm. Wrigley Jr. Co., 2.9%, 10/21/19 (n)		277,000	283,144
Wm. Wrigley Jr. Co., 3.375%, 10/21/20 (n)		300,000	310,936

			$12,208,002
Food & Drug Stores - 0.2%
CVS Health Corp., 3.375%, 8/12/24		$1,214,000	$1,215,576
CVS Health Corp., 4.875%, 7/20/35		357,000	375,801
CVS Health Corp., 5.75%, 6/01/17		189,000	202,051
Walgreens Boots Alliance, Inc., 2.7%, 11/18/19		1,042,000	1,046,188

			$2,839,616
Forest & Paper Products - 0.1%
Georgia-Pacific LLC, 5.4%, 11/01/20 (n)		$793,000	$881,417

Gaming & Lodging - 0.2%
InterContinental Hotels Group PLC, 3.75%, 8/14/25	GBP	510,000	$779,399
Whitbread Group PLC, 3.375%, 10/16/25	GBP	550,000	842,090
Wyndham Worldwide Corp., 2.5%, 3/01/18		$500,000	500,706
Wyndham Worldwide Corp., 5.625%, 3/01/21		350,000	377,420

			$2,499,615
Insurance - 0.4%
AIA Group Ltd., 3.2%, 3/11/25 (n)		$564,000	$543,850
American International Group, Inc., 3.75%, 7/10/25		1,106,000	1,123,681
American International Group, Inc., 4.875%, 6/01/22		926,000	1,029,794
Aviva PLC, 3.375% to 12/04/25, FRN to 12/04/45	EUR	740,000	778,333
CNP Assurances S.A., 6% to 2020, FRN to 9/14/40	EUR	450,000	559,805
Delta Lloyd Levensverzek, FRN, 9%, 8/29/42	EUR	450,000	578,180
UnumProvident Corp., 6.85%, 11/15/15 (n)		$697,000	698,284

			$5,311,927
Insurance - Health - 0.1%
Aetna, Inc., 1.5%, 11/15/17		$528,000	$528,836
UnitedHealth Group, Inc., 2.7%, 7/15/20		1,536,000	1,568,658

			$2,097,494

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - Property & Casualty - 0.2%
ACE INA Holdings, Inc., 2.3%, 11/03/20		$284,000	$284,170
Amlin PLC, 6.5% to 12/19/16, FRN to 12/19/26	GBP	200,000	314,486
Berkshire Hathaway, Inc., 1.625%, 3/16/35	EUR	450,000	420,510
Chubb Corp., 6.375% to 4/15/17, FRN to 3/29/67		$730,000	700,800
Marsh & McLennan Cos., Inc., 2.55%, 10/15/18		293,000	298,427
Marsh & McLennan Cos., Inc., 3.5%, 6/03/24		500,000	499,311
QBE Capital Funding IV LP, 7.5% to 2021, FRN to 5/24/41	GBP	300,000	501,597
ZFS Finance USA Trust II, 6.45% to 6/15/16, FRN to 12/15/65 (n)		$759,000	770,006

			$3,789,307
International Market Quasi-Sovereign - 0.3%
Electricite de France, 6% to 1/29/26, FRN to 12/29/49	GBP	300,000	$462,480
Israel Electric Corp. Ltd., 5.625%, 6/21/18 (n)		$735,000	783,334
Statoil A.S.A., 4.25%, 11/23/41		660,000	650,777
Statoil A.S.A., FRN, 0.61%, 5/15/18		477,000	471,759
Temasek Financial I Ltd., 2.375%, 1/23/23 (n)		1,450,000	1,425,681

			$3,794,031
International Market Sovereign - 15.4%
Federal Republic of Germany, 2.5%, 7/04/44	EUR	1,867,000	$2,688,933
Federal Republic of Germany, 6.25%, 1/04/30	EUR	1,500,000	2,856,746
Government of Australia, 5.75%, 5/15/21	AUD	13,737,000	11,636,887
Government of Canada, 4.25%, 6/01/18	CAD	7,496,000	6,266,750
Government of Canada, 5.75%, 6/01/33	CAD	4,267,000	4,968,138
Government of Canada, 4%, 6/01/41	CAD	890,000	898,705
Government of Japan, 1.8%, 3/20/43	JPY	516,800,000	4,769,661
Government of Japan, 1.1%, 6/20/20	JPY	3,257,200,000	28,313,104
Government of Japan, 0.7%, 12/20/22	JPY	701,000,000	6,059,145
Government of Japan, 2.1%, 9/20/24	JPY	1,321,800,000	12,753,995
Government of Japan, 2.2%, 9/20/27	JPY	1,256,700,000	12,507,117
Government of Japan, 1.5%, 3/20/34	JPY	1,169,000,000	10,561,882
Government of Japan, 2.4%, 3/20/37	JPY	325,150,000	3,321,262
Government of Japan, 2%, 3/20/52	JPY	127,000,000	1,218,945
Government of New Zealand, 5.5%, 4/15/23	NZD	5,651,000	4,453,646
Kingdom of Belgium, 4%, 3/28/32	EUR	1,615,000	2,455,636
Kingdom of Denmark, 1.5%, 11/15/23	DKK	9,449,000	1,493,021
Kingdom of Norway, 3.75%, 5/25/21	NOK	38,483,000	5,167,753
Kingdom of Norway, 3%, 3/14/24	NOK	23,630,000	3,106,426
Kingdom of Spain, 5.4%, 1/31/23	EUR	6,381,000	9,027,199
Kingdom of Spain, 5.5%, 7/30/17	EUR	7,315,000	8,808,806
Kingdom of Spain, 4.6%, 7/30/19	EUR	4,313,000	5,481,195
Kingdom of Spain, 5.15%, 10/31/28	EUR	2,202,000	3,266,963
Kingdom of Sweden, 3.5%, 6/01/22	SEK	10,830,000	1,536,017

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Kingdom of the Netherlands, 5.5%, 1/15/28	EUR	596,000	$1,006,144
Republic of Austria, 1.75%, 10/20/23	EUR	2,820,000	3,412,187
Republic of France, 6%, 10/25/25	EUR	3,683,000	6,078,159
Republic of France, 4.75%, 4/25/35	EUR	1,858,000	3,164,308
Republic of France, 4.5%, 4/25/41	EUR	1,791,000	3,127,878
Republic of Iceland, 4.875%, 6/16/16 (n)		$910,000	932,750
Republic of Ireland, 5.4%, 3/13/25	EUR	504,000	763,232
Republic of Italy, 5.5%, 9/01/22	EUR	7,248,000	10,306,347
Republic of Italy, 5.25%, 8/01/17	EUR	7,852,000	9,419,254
Republic of Italy, 3.75%, 3/01/21	EUR	10,240,000	13,050,980
Republic of Italy, 4.75%, 9/01/28	EUR	2,202,000	3,210,251
United Kingdom Treasury, 5%, 3/07/18	GBP	3,229,000	5,486,560
United Kingdom Treasury, 8%, 6/07/21	GBP	3,724,000	7,794,054
United Kingdom Treasury, 4.25%, 12/07/27	GBP	1,523,000	2,902,568
United Kingdom Treasury, 4.25%, 3/07/36	GBP	1,318,000	2,591,854
United Kingdom Treasury, 3.25%, 1/22/44	GBP	2,264,000	3,927,666
United Kingdom Treasury, 3.75%, 7/22/52	GBP	711,000	1,408,621
United Kingdom Treasury, 4%, 1/22/60	GBP	700,000	1,509,724

			$233,710,469
Local Authorities - 0.1%
Province of Alberta, 1.25%, 6/01/20	CAD	521,000	$395,396
Province of Manitoba, 4.15%, 6/03/20	CAD	458,000	391,941

			$787,337
Major Banks - 1.8%
ABN AMRO Bank N.V., 1.8%, 6/04/18 (n)		$1,530,000	$1,524,270
ABN AMRO Bank N.V., 7.125%, 7/06/22	EUR	300,000	415,954
Bank of America Corp., 1.75%, 6/05/18		$750,000	749,123
Bank of America Corp., 4.125%, 1/22/24		1,184,000	1,232,951
Bank of America Corp., 3.95%, 4/21/25		1,941,000	1,909,894
Barclays Bank PLC, 6%, 1/14/21	EUR	342,000	450,786
Barclays Bank PLC, 6.75% to 1/16/18, FRN to 1/16/23	GBP	250,000	413,035
Credit Agricole S.A., 7.375%, 12/18/23	GBP	200,000	379,707
Credit Suisse Group AG, 6.5%, 8/08/23 (n)		$1,261,000	1,380,795
Goldman Sachs Group, Inc., 5.75%, 1/24/22		1,181,000	1,353,317
Goldman Sachs Group, Inc., 3.5%, 1/23/25		833,000	823,490
HSBC Bank PLC, FRN, 0.961%, 5/15/18 (n)		1,116,000	1,113,476
Huntington National Bank, 2.4%, 4/01/20		418,000	415,032
ING Bank N.V., 5.8%, 9/25/23 (n)		809,000	889,368
ING Bank N.V., FRN, 3.5%, 11/21/23	EUR	550,000	638,771
JPMorgan Chase & Co., 4.25%, 10/15/20		$634,000	679,035
JPMorgan Chase & Co., 3.125%, 1/23/25		1,434,000	1,393,122
JPMorgan Chase & Co., 6.75% to 2/01/24, FRN to 1/29/49		515,000	558,775

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
Morgan Stanley, 2.2%, 12/07/18		$720,000	$725,414
Morgan Stanley, 5.5%, 7/28/21		490,000	554,638
Morgan Stanley, 3.95%, 4/23/27		1,588,000	1,544,659
Morgan Stanley, 4.3%, 1/27/45		241,000	230,975
Nationwide Building Society, 1.25%, 3/03/25	EUR	710,000	758,202
Nordea Bank AB, FRN, 0.774%, 5/13/16 (n)		$2,050,000	2,052,977
PNC Bank N.A., 2.6%, 7/21/20		857,000	866,358
PNC Financial Services Group, Inc., FRN, 6.75%, 12/31/49		640,000	689,734
Regions Financial Corp., 2%, 5/15/18		602,000	601,542
Royal Bank of Scotland Group PLC, 5.5%, 3/23/20	EUR	300,000	395,429
Wells Fargo & Co., 3.3%, 9/09/24		$500,000	499,416
Wells Fargo & Co., 3%, 2/19/25		642,000	620,691
Wells Fargo & Co., 4.1%, 6/03/26		649,000	661,380
Wells Fargo & Co., 5.875% to 6/15/25, FRN to 12/31/49		317,000	335,291
Wells Fargo & Co., 5.9% to 6/15/24, FRN to 12/29/49		650,000	666,250

			$27,523,857
Medical & Health Technology & Services - 0.1%
Becton, Dickinson and Co., 3.734%, 12/15/24		$417,000	$426,656
Laboratory Corp. of America Holdings, 3.2%, 2/01/22		1,034,000	1,020,912
Laboratory Corp. of America Holdings, 4.7%, 2/01/45		242,000	222,444

			$1,670,012
Medical Equipment - 0.1%
Medtronic, Inc., 3.5%, 3/15/25		$1,751,000	$1,793,017
Zimmer Holdings, Inc., 4.25%, 8/15/35		376,000	355,291

			$2,148,308
Metals & Mining - 0.4%
Cameco Corp., 5.67%, 9/02/19	CAD	724,000	$616,773
Glencore Finance Europe, 6.5%, 2/27/19	GBP	200,000	290,592
Glencore Finance Europe S.A., 1.25%, 3/17/21	EUR	1,210,000	1,017,891
Kinross Gold Corp., 5.95%, 3/15/24		$718,000	589,606
Plains Exploration & Production Co., 6.875%, 2/15/23		681,000	599,280
Southern Copper Corp., 6.75%, 4/16/40		359,000	342,507
Southern Copper Corp., 5.25%, 11/08/42		821,000	664,607
Southern Copper Corp., 5.875%, 4/23/45		1,538,000	1,344,455
Xstrata Finance Canada Ltd., 5.25%, 6/13/17	EUR	300,000	324,106

			$5,789,817
Midstream - 0.5%
APT Pipelines Ltd., 5%, 3/23/35 (n)		$685,000	$633,682
Energy Transfer Partners LP, 3.6%, 2/01/23		399,000	352,781
Energy Transfer Partners LP, 5.15%, 3/15/45		681,000	543,501

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Midstream - continued
Enterprise Products Operating LLC, 1.65%, 5/07/18		$1,350,000	$1,339,571
Enterprise Products Operating LLC, 3.9%, 2/15/24		346,000	342,231
Enterprise Products Operating LLC, 4.85%, 3/15/44		198,000	180,189
Kinder Morgan Energy Partners LP, 5.4%, 9/01/44		925,000	759,969
Kinder Morgan, Inc., 2.25%, 3/16/27	EUR	425,000	378,919
Pembina Pipeline Corp., 4.81%, 3/25/44	CAD	847,000	604,365
Spectra Energy Partners LP, 4.75%, 3/15/24		$1,158,000	1,191,092
Sunoco Logistics Partners LP, 5.3%, 4/01/44		571,000	452,522
Williams Cos., Inc., 3.7%, 1/15/23		1,694,000	1,382,711

			$8,161,533
Mortgage-Backed - 2.2%
Fannie Mae, 5.401%, 2/01/16		$52,490	$52,721
Fannie Mae, 5.05%, 1/01/17		302,157	311,159
Fannie Mae, 5.6%, 1/01/17		667	666
Fannie Mae, 5.389%, 1/01/18		232,608	241,644
Fannie Mae, 3.854%, 7/01/18		349,188	369,532
Fannie Mae, 2.578%, 9/25/18		900,000	924,145
Fannie Mae, 5.1%, 3/01/19		315,101	348,285
Fannie Mae, 5.18%, 3/01/19		315,554	341,279
Fannie Mae, 4.57%, 5/01/19		225,539	245,531
Fannie Mae, 5%, 12/01/20 - 8/01/40		3,127,889	3,476,827
Fannie Mae, 4.5%, 3/01/25 - 4/01/44		1,873,335	2,030,483
Fannie Mae, 5.5%, 1/01/37		69,482	78,356
Fannie Mae, 6%, 9/01/37 - 6/01/38		557,553	636,264
Fannie Mae, 4%, 2/01/41		1,054,276	1,124,896
Fannie Mae, 3.5%, 5/01/43		3,124,712	3,279,483
Freddie Mac, 4%, 9/01/44		4,654,582	4,947,103
Freddie Mac, 1.426%, 8/25/17		927,000	930,727
Freddie Mac, 3.882%, 11/25/17		733,000	767,853
Freddie Mac, 2.412%, 8/25/18		802,000	820,415
Freddie Mac, 5.085%, 3/25/19		589,000	652,797
Freddie Mac, 1.883%, 5/25/19		1,250,000	1,256,111
Freddie Mac, 3.32%, 7/25/20		300,206	311,352
Freddie Mac, 5.5%, 7/01/37		158,639	176,910
Freddie Mac, 4.5%, 5/01/40		2,623,604	2,844,930
Ginnie Mae, 5%, 5/15/40		950,921	1,055,179
Ginnie Mae, 3.5%, 6/20/43		2,613,654	2,745,586
Ginnie Mae, TBA, 3.5%, 12/15/45		2,674,000	2,795,218

			$32,765,452
Natural Gas - Distribution - 0.1%
Engie, 3.00% to 6/02/19, FRN to 6/29/49	EUR	400,000	$443,040
GNL Quintero S.A., 4.634%, 7/31/29 (n)		$1,440,000	1,433,343

			$1,876,383

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Network & Telecom - 0.5%
AT&T, Inc., 2.45%, 6/30/20		$717,000	$709,993
AT&T, Inc., 4.75%, 5/15/46		728,000	668,418
British Telecommunications PLC, 5.75%, 12/07/28	GBP	165,000	303,928
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/26 (n)		$1,730,000	1,682,525
Orange S.A., 4% to 10/01/21, FRN to 10/29/49	EUR	900,000	1,015,051
Verizon Communications, Inc., 4.5%, 9/15/20		$999,000	1,083,157
Verizon Communications, Inc., 2.625%, 12/01/31	EUR	550,000	618,260
Verizon Communications, Inc., 6.4%, 9/15/33		$725,000	837,927
Verizon Communications, Inc., 5.05%, 3/15/34		395,000	398,317
Verizon Communications, Inc., 6.55%, 9/15/43		403,000	482,402

			$7,799,978
Oils - 0.1%
Marathon Petroleum Corp., 3.625%, 9/15/24		$480,000	$467,410
Valero Energy Corp., 4.9%, 3/15/45		601,000	555,292

			$1,022,702
Other Banks & Diversified Financials - 0.8%
Banco de Credito del Peru, 6.125% to 4/24/22, FRN to 4/24/27 (n)		$840,000	$898,800
Banque Federative du Credit Mutuel S.A., 3%, 5/21/24	EUR	600,000	689,345
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/22 (n)		$901,000	1,010,922
BBVA Subordinated Capital S.A.U., 3.50% to 4/11/19, FRN to 4/11/24	EUR	500,000	571,323
BPCE S.A., 4.5%, 3/15/25 (n)		$300,000	295,385
Capital One Bank (USA) N.A., 3.375%, 2/15/23		900,000	880,674
Citigroup, Inc., 3.75%, 6/16/24		753,000	768,123
Discover Bank, 7%, 4/15/20		1,065,000	1,226,327
Discover Bank, 3.1%, 6/04/20		480,000	485,610
Intesa Sanpaolo S.p.A., 5.25%, 1/28/22	GBP	300,000	507,979
Intesa Sanpaolo S.p.A., 1.125%, 3/04/22	EUR	1,150,000	1,232,537
KBC Groep N.V., 1.875% to 3/11/22, FRN to 3/11/27	EUR	300,000	319,980
KBC Group N.V., FRN, 2.375%, 11/25/24	EUR	600,000	675,878
Macquarie Group Ltd., 3%, 12/03/18 (n)		$111,000	112,594
Rabobank Nederland N.V., 4%, 9/19/22	GBP	250,000	412,927
Svenska Handelsbanken AB, FRN, 0.795%, 3/21/16		$1,210,000	1,211,395
Swedbank AB, 1.75%, 3/12/18 (n)		728,000	729,170

			$12,028,969
Personal Computers & Peripherals - 0.0%
Equifax, Inc., 3.3%, 12/15/22		$483,000	$483,729

Pharmaceuticals - 0.7%
AbbVie, Inc., 1.75%, 11/06/17		$528,000	$533,009
AbbVie, Inc., 2.5%, 5/14/20		2,055,000	2,031,898

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - continued
Actavis Funding SCS, 3.8%, 3/15/25		$403,000	$399,348
Actavis Funding SCS, 4.85%, 6/15/44		111,000	106,696
Bayer AG, 2.375% to 10/02/22, FRN to 4/02/75	EUR	475,000	496,462
Bayer AG, 3.00% to 7/01/20, FRN to 7/01/75	EUR	595,000	660,835
Biogen, Inc., 5.2%, 9/15/45		$755,000	761,415
Celgene Corp., 1.9%, 8/15/17		483,000	486,937
Celgene Corp., 2.875%, 8/15/20		1,545,000	1,554,803
Forest Laboratories, Inc., 4.375%, 2/01/19 (n)		911,000	958,431
Gilead Sciences, Inc., 2.35%, 2/01/20		450,000	453,882
Gilead Sciences, Inc., 3.7%, 4/01/24		988,000	1,020,839
Gilead Sciences, Inc., 4.5%, 2/01/45		326,000	316,276
Gilead Sciences, Inc., 4.75%, 3/01/46		584,000	590,761
Mylan, Inc., 2.55%, 3/28/19		216,000	211,616
Watson Pharmaceuticals, Inc., 1.875%, 10/01/17		531,000	530,021

			$11,113,229
Printing & Publishing - 0.0%
Moody’s Corp., 4.875%, 2/15/24		$670,000	$713,529

Railroad & Shipping - 0.0%
Union Pacific Corp., 3.875%, 2/01/55		$300,000	$264,049

Real Estate - Apartment - 0.1%
Deutsche Annington Finance B.V., 2.125%, 7/09/22	EUR	500,000	$564,369
Deutsche Annington Finance B.V., FRN, 4%, 12/29/49	EUR	500,000	538,828
Deutsche Wohnen AG, 1.375%, 7/24/20	EUR	700,000	774,546

			$1,877,743
Real Estate - Office - 0.0%
Boston Properties, Inc., REIT, 3.125%, 9/01/23		$669,000	$649,643

Real Estate - Retail - 0.1%
Hammerson PLC, 2.75%, 9/26/19	EUR	300,000	$351,618
Simon Property Group, Inc., REIT, 5.65%, 2/01/20		$640,000	724,023

			$1,075,641
Retailers - 0.3%
Dollar General Corp., 4.125%, 7/15/17		$500,000	$512,770
Dollar General Corp., 3.25%, 4/15/23		206,000	196,784
Dollar General Corp., 4.15%, 11/01/25		454,000	451,021
Gap, Inc., 5.95%, 4/12/21		738,000	784,700
Home Depot, Inc., 2.625%, 6/01/22		1,400,000	1,408,786
Marks & Spencer PLC, 4.75%, 6/12/25	GBP	300,000	497,368

			$3,851,429

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Specialty Chemicals - 0.0%
Ecolab, Inc., 2.625%, 7/08/25	EUR	325,000	$379,638

Supermarkets - 0.1%
Carrefour S.A., 1.75%, 7/15/22	EUR	425,000	$484,317
Loblaw Cos. Ltd., 4.86%, 9/12/23	CAD	725,000	614,215
Morrison (WM) Supermarkets, 3.5%, 7/27/26	GBP	200,000	276,739

			$1,375,271
Supranational - 0.1%
International Bank for Reconstruction and Development, 4.25%, 6/24/25	AUD	440,000	$343,770
International Finance Corp., 3.25%, 7/22/19	AUD	635,000	466,203

			$809,973
Telecommunications - Wireless - 0.2%
America Movil S.A.B. de C.V., 1%, 6/04/18	EUR	200,000	$221,885
America Movil S.A.B. de C.V., 4.75%, 6/28/22	EUR	500,000	661,951
American Tower Corp., REIT, 4.7%, 3/15/22		$167,000	175,354
American Tower Corp., REIT, 3.5%, 1/31/23		502,000	486,386
American Tower Corp., REIT, 4%, 6/01/25		1,250,000	1,235,275
Bharti Airtel International B.V., 3.375%, 5/20/21 (n)	EUR	266,000	305,553
SBA Tower Trust, 2.898%, 10/15/44 (n)		$588,000	584,596

			$3,671,000
Telephone Services - 0.1%
TDC A/S Callable Medium Term Note Fixed, 1.75%, 2/27/27	EUR	600,000	$573,113
TELUS Corp., 5.05%, 7/23/20	CAD	734,000	624,276

			$1,197,389
Tobacco - 0.5%
Altria Group, Inc., 2.85%, 8/09/22		$1,460,000	$1,443,216
B.A.T. International Finance PLC, 0.875%, 10/13/23	EUR	750,000	795,459
B.A.T. International Finance PLC, 2%, 3/13/45	EUR	450,000	431,243
Imperial Tobacco Finance PLC, 4.25%, 7/21/25 (n)		$1,324,000	1,355,110
Reynolds American, Inc., 8.125%, 6/23/19 (n)		434,000	513,176
Reynolds American, Inc., 3.25%, 6/12/20		2,454,000	2,514,081
Reynolds American, Inc., 4.45%, 6/12/25		255,000	266,090
Reynolds American, Inc., 5.7%, 8/15/35		359,000	392,720

			$7,711,095
Transportation - Services - 0.1%
ERAC USA Finance Co., 2.75%, 3/15/17 (n)		$192,000	$195,431
ERAC USA Finance LLC, 7%, 10/15/37 (n)		627,000	770,815
Heathrow Funding Ltd., 4.625%, 10/31/48	GBP	225,000	369,406
Hit Finance B.V., 4.875%, 10/27/21	EUR	300,000	393,700

			$1,729,352

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - 0.1%
Small Business Administration, 5.09%, 10/01/25		$41,803	$45,569
Small Business Administration, 5.21%, 1/01/26		607,063	659,154
Small Business Administration, 5.31%, 5/01/27		419,517	467,310
Small Business Administration, 2.22%, 3/01/33		1,093,936	1,089,322

			$2,261,355
U.S. Treasury Obligations - 1.7%
U.S. Treasury Bonds, 4.5%, 8/15/39		$8,763,600	$11,374,311
U.S. Treasury Bonds, 3.625%, 2/15/44		2,895,000	3,304,709
U.S. Treasury Notes, 4.75%, 8/15/17 (f)		3,896,000	4,175,265
U.S. Treasury Notes, 3.5%, 5/15/20 (f)		5,542,000	6,027,862
U.S. Treasury Notes, 2.75%, 2/15/24		530,000	558,805

			$25,440,952
Utilities - Electric Power - 0.4%
American Electric Power Co., Inc., 1.65%, 12/15/17		$528,000	$526,466
CMS Energy Corp., 5.05%, 3/15/22		631,000	700,127
DTE Electric Co., 3.7%, 3/15/45		700,000	654,793
E.On International Finance, 6.375%, 6/07/32	GBP	250,000	470,530
EDP Finance B.V., 4.125%, 1/20/21	EUR	500,000	603,242
Enel Finance International N.V., 5.625%, 8/14/24	GBP	250,000	448,034
Enel Finance International N.V., 4.875%, 3/11/20	EUR	350,000	452,011
Enel Finance International N.V., 1.966%, 1/27/25	EUR	600,000	679,742
Enel S.p.A., 6.25%, 6/20/19	GBP	300,000	524,569
PPL Capital Funding, Inc., 5%, 3/15/44		$331,000	350,853
PPL WEM Holdings PLC, 5.375%, 5/01/21 (n)		189,000	208,978
Progress Energy, Inc., 7.05%, 3/15/19		460,000	528,881

			$6,148,226
Total Bonds (Identified Cost, $553,652,560)			$530,340,262

Convertible Preferred Stocks - 0.2%
Pharmaceuticals - 0.0%
Allergan PLC, 5.5%		640	$669,843

Telephone Services - 0.1%
Frontier Communications Corp., 11.125%		10,610	$1,051,769

Utilities - Electric Power - 0.1%
Exelon Corp., 6.5%		48,140	$2,010,326
Total Convertible Preferred Stocks (Identified Cost, $3,887,134)			$3,731,938

Portfolio of Investments – continued

Preferred Stocks - 0.7%
Issuer	Shares/Par	Value ($)
Consumer Products - 0.5%
Henkel AG & Co. KGaA	73,507	$7,978,116

Telephone Services - 0.2%
Telecom Italia S.p.A.	1,721,693	$1,936,805
Total Preferred Stocks (Identified Cost, $4,367,929)		$9,914,921

Money Market Funds - 5.5%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	83,946,356	$83,946,356
Total Investments (Identified Cost, $1,331,936,106)		$1,517,422,808

Other Assets, Less Liabilities - 0.2%		3,481,233
Net Assets - 100.0%		$1,520,904,041

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $42,462,111 representing 2.8% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Cent LP, 2013-17A, “A1”, CLO, FRN, 1.622%, 1/30/25	9/26/14	$1,209,140	$1,204,966
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.42%, 7/15/25	9/26/14	1,542,171	1,533,112
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.559%, 6/17/21	4/08/15	1,013,144	1,012,650
Hyundai Capital America, 2.4%, 10/30/18	10/27/15	1,233,852	1,234,273
ING Investment Management Ltd., 2013-2A, “A1”, CLO, FRN, 1.47%, 4/25/25	9/26/14	1,403,598	1,396,644
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.67%, 5/15/21	4/08/15	1,393,015	1,395,207
Republic of Indonesia, 2.875%, 7/08/21	7/02/14	543,251	437,100
Total Restricted Securities			$8,213,952
% of Net assets			0.5%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	Israeli Sheqel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 10/31/15

Forward Foreign Currency Exchange Contracts at 10/31/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	CAD	Goldman Sachs International	78,486	1/15/16	$59,587	$60,000	$413
BUY	CAD	Merrill Lynch International	7,839,000	1/15/16	5,948,361	5,992,691	44,330
SELL	DKK	Goldman Sachs International	1,768,553	1/15/16	267,718	261,358	6,360
SELL	EUR	Goldman Sachs International	8,138,880	1/15/16	9,197,998	8,962,556	235,442

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	EUR	Merrill Lynch International	1,050,000	1/15/16	$1,161,764	$1,156,263	$5,501
BUY	GBP	BNP Paribas S.A.	3,593,488	1/15/16	5,468,110	5,538,292	70,182
BUY	GBP	Citibank N.A.	290,000	1/15/16	445,368	446,948	1,580
BUY	KRW	JPMorgan Chase Bank	8,060,587,000	1/13/16	6,962,767	7,053,771	91,004
SELL	NOK	Goldman Sachs International	66,375,850	1/15/16	7,976,975	7,803,073	173,902
BUY	NZD	Goldman Sachs International	4,236,228	1/15/16	2,739,600	2,852,993	113,393
BUY	NZD	Westpac Banking Corp.	6,061,013	1/15/16	3,935,597	4,081,940	146,343
BUY	SGD	Barclays Bank PLC	1,036,000	1/15/16	727,201	737,706	10,505
BUY	TRY	JPMorgan Chase Bank	2,489,000	1/15/16	815,317	835,454	20,137

							$919,092

Liability Derivatives
SELL	AUD	Westpac Banking Corp.	7,380,574	1/15/16	$5,235,166	$5,243,603	$(8,437)
BUY	CAD	Goldman Sachs International	4,998,662	1/15/16	3,828,669	3,821,334	(7,335)
SELL	CAD	Merrill Lynch International	6,780,255	1/15/16	5,171,799	5,183,310	(11,511)
BUY	CHF	UBS AG	4,766,000	1/15/16	4,910,086	4,834,897	(75,189)
BUY	CZK	Morgan Stanley Capital Services	12,895,000	1/15/16	537,987	524,599	(13,388)
BUY	EUR	Barclays Bank PLC	1,794,000	1/15/16	2,040,394	1,975,558	(64,836)
BUY	EUR	Deutsche Bank AG	8,500,114	12/17/15	9,642,054	9,353,948	(288,106)
BUY	EUR	Goldman Sachs International	3,893,532	1/15/16	4,384,166	4,287,568	(96,598)
BUY	EUR	JPMorgan Chase Bank	10,141,398	1/15/16	11,421,893	11,167,734	(254,159)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	EUR	Goldman Sachs International	2,310,895	1/15/16	$2,540,008	$2,544,764	$(4,756)
BUY	GBP	Goldman Sachs International	384,000	1/15/16	592,704	591,822	(882)
SELL	GBP	JPMorgan Chase Bank	3,880,000	1/15/16	5,944,628	5,979,864	(35,236)
BUY	ILS	Goldman Sachs International	2,402,000	1/15/16	625,463	621,290	(4,173)
BUY	JPY	Goldman Sachs International	113,000,000	1/15/16	943,644	937,837	(5,807)
BUY	JPY	Credit Suisse Group	1,565,048,167	1/15/16	13,074,810	12,989,022	(85,788)
SELL	MXN	Goldman Sachs International	79,602,811	1/15/16	4,761,176	4,793,724	(32,548)
BUY	MYR	BNP Paribas S.A.	6,849,863	11/23/15	1,599,128	1,591,906	(7,222)
SELL	NZD	JPMorgan Chase Bank	17,627,000	1/15/16	11,706,413	11,871,342	(164,929)
SELL	NZD	Westpac Banking Corp.	15,911,122	1/15/16	10,484,236	10,715,741	(231,505)
BUY	PLN	Morgan Stanley Capital Services	4,070,803	1/15/16	1,076,931	1,051,331	(25,600)
BUY	SEK	Goldman Sachs International	11,878,000	1/15/16	1,443,895	1,392,983	(50,912)
BUY	THB	JPMorgan Chase Bank	213,255,000	11/12/15	6,014,733	5,979,320	(35,413)
SELL	THB	JPMorgan Chase Bank	157,181,250	11/12/15	4,327,060	4,407,104	(80,044)
BUY	ZAR	JPMorgan Chase Bank	13,302,933	1/15/16	964,274	948,475	(15,799)

							$(1,600,173)

Portfolio of Investments – continued

Futures Contracts at 10/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr (Short)	USD	71	$15,524,594	December - 2015	$7,517
Euro-Bund 10yr (Long)	EUR	30	5,186,279	December - 2015	102,861

					$110,378

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	36	$4,596,750	December - 2015	$(21,505)

At October 31, 2015, the fund had cash collateral of $320,000 and other liquid securities with an aggregate value of $205,379 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $1,247,989,750)	$1,433,476,452
Underlying affiliated funds, at cost and value	83,946,356
Total investments, at value (identified cost, $1,331,936,106)	$1,517,422,808
Cash	90,351
Restricted cash	320,000
Foreign currency, at value (identified cost, $160,472)	160,471
Receivables for
Forward foreign currency exchange contracts	919,092
Daily variation margin on open futures contracts	5,565
Investments sold	1,176,078
Fund shares sold	6,064,433
Interest and dividends	6,791,374
Receivable from investment adviser	30,433
Total assets	$1,532,980,605
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,600,173
Investments purchased	5,225,822
TBA purchase commitments	2,801,642
Fund shares reacquired	1,539,797
Payable to affiliates
Shareholder servicing costs	606,531
Distribution and service fees	49,002
Payable for independent Trustees’ compensation	5,390
Deferred country tax expense payable	6,796
Accrued expenses and other liabilities	241,411
Total liabilities	$12,076,564
Net assets	$1,520,904,041
Net assets consist of
Paid-in capital	$1,298,240,887
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $6,796 deferred country tax)	184,797,083
Accumulated net realized gain (loss) on investments and foreign currency	37,544,574
Undistributed net investment income	321,497
Net assets	$1,520,904,041
Shares of beneficial interest outstanding	92,179,876

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$802,411,746	48,647,554	$16.49
Class B	60,196,936	3,579,267	16.82
Class C	323,240,992	19,466,617	16.60
Class I	212,571,289	13,006,241	16.34
Class R1	3,195,427	193,155	16.54
Class R2	11,576,514	707,951	16.35
Class R3	11,367,671	691,299	16.44
Class R4	10,758,012	651,485	16.51
Class R5	85,585,454	5,236,307	16.34

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.50 [100 / 94.25 x $16.49]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$25,844,391
Interest	14,716,301
Dividends from underlying affiliated funds	66,006
Foreign taxes withheld	(1,213,255)
Total investment income	$39,413,443
Expenses
Management fee	$12,577,553
Distribution and service fees	5,943,406
Shareholder servicing costs	1,705,430
Administrative services fee	247,476
Independent Trustees’ compensation	26,817
Custodian fee	307,538
Shareholder communications	103,862
Audit and tax fees	69,586
Legal fees	12,061
Miscellaneous	229,342
Total expenses	$21,223,071
Fees paid indirectly	(236)
Reduction of expenses by investment adviser and distributor	(2,208,727)
Net expenses	$19,014,108
Net investment income	$20,399,335
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $1,218 country tax)	$48,397,180
Futures contracts	(233,476)
Foreign currency	2,796,503
Net realized gain (loss) on investments and foreign currency	$50,960,207
Change in unrealized appreciation (depreciation)
Investments (net of $6,796 increase in deferred country tax)	$(71,098,400)
Futures contracts	113,423
Translation of assets and liabilities in foreign currencies	203,857
Net unrealized gain (loss) on investments and foreign currency translation	$(70,781,120)
Net realized and unrealized gain (loss) on investments and foreign currency	$(19,820,913)
Change in net assets from operations	$578,422

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2015	2014
Change in net assets
From operations
Net investment income	$20,399,335	$23,433,010
Net realized gain (loss) on investments and foreign currency	50,960,207	17,562,570
Net unrealized gain (loss) on investments and foreign currency translation	(70,781,120)	24,155,757
Change in net assets from operations	$578,422	$65,151,337
Distributions declared to shareholders
From net investment income	$(13,762,055)	$(23,128,568)
From net realized gain on investments	(16,165,256)	(5,029,471)
Total distributions declared to shareholders	$(29,927,311)	$(28,158,039)
Change in net assets from fund share transactions	$97,459,362	$244,027,546
Total change in net assets	$68,110,473	$281,020,844
Net assets
At beginning of period	1,452,793,568	1,171,772,724
At end of period (including undistributed net investment income of $321,497 and $6,143,059, respectively)	$1,520,904,041	$1,452,793,568

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.80	$16.32	$14.39	$13.52	$13.31
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.32	$0.24	$0.25	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.55	1.91	0.92	0.35
Total from investment operations	$0.03	$0.87	$2.15	$1.17	$0.61
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.32)	$(0.22)	$(0.30)	$(0.40)
From net realized gain on investments	(0.18)	(0.07)	—	—	—
Total distributions declared to shareholders	$(0.34)	$(0.39)	$(0.22)	$(0.30)	$(0.40)
Net asset value, end of period (x)	$16.49	$16.80	$16.32	$14.39	$13.52
Total return (%) (r)(s)(t)(x)	0.20	5.41	15.13	8.81	4.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	1.27	1.28	1.30	1.30
Expenses after expense reductions (f)	1.13	1.17	1.22	1.25	1.25
Net investment income	1.51	1.93	1.60	1.80	1.89
Portfolio turnover	54	23	40	30	46
Net assets at end of period (000 omitted)	$802,412	$772,769	$657,312	$509,475	$477,216

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.21	$16.70	$14.73	$13.83	$13.60
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.20	$0.13	$0.15	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.57	1.95	0.94	0.36
Total from investment operations	$(0.09)	$0.77	$2.08	$1.09	$0.52
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.19)	$(0.11)	$(0.19)	$(0.29)
From net realized gain on investments	(0.18)	(0.07)	—	—	—
Total distributions declared to shareholders	$(0.30)	$(0.26)	$(0.11)	$(0.19)	$(0.29)
Net asset value, end of period (x)	$16.82	$17.21	$16.70	$14.73	$13.83
Total return (%) (r)(s)(t)(x)	(0.53)	4.66	14.20	8.01	3.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.01	2.03	2.05	2.05
Expenses after expense reductions (f)	1.88	1.92	1.97	2.00	2.00
Net investment income	0.75	1.19	0.86	1.05	1.14
Portfolio turnover	54	23	40	30	46
Net assets at end of period (000 omitted)	$60,197	$66,528	$64,457	$59,468	$56,479

Class C	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.00	$16.50	$14.56	$13.67	$13.45
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.20	$0.13	$0.15	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.57	1.92	0.93	0.36
Total from investment operations	$(0.10)	$0.77	$2.05	$1.08	$0.52
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.20)	$(0.11)	$(0.19)	$(0.30)
From net realized gain on investments	(0.18)	(0.07)	—	—	—
Total distributions declared to shareholders	$(0.30)	$(0.27)	$(0.11)	$(0.19)	$(0.30)
Net asset value, end of period (x)	$16.60	$17.00	$16.50	$14.56	$13.67
Total return (%) (r)(s)(t)(x)	(0.59)	4.70	14.19	8.05	3.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.02	2.03	2.05	2.05
Expenses after expense reductions (f)	1.88	1.92	1.97	2.00	2.00
Net investment income	0.75	1.17	0.85	1.05	1.14
Portfolio turnover	54	23	40	30	46
Net assets at end of period (000 omitted)	$323,241	$308,269	$245,944	$186,974	$171,596

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.65	$16.17	$14.27	$13.41	$13.20
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.35	$0.28	$0.27	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.56	1.88	0.92	0.35
Total from investment operations	$0.07	$0.91	$2.16	$1.19	$0.64
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.36)	$(0.26)	$(0.33)	$(0.43)
From net realized gain on investments	(0.18)	(0.07)	—	—	—
Total distributions declared to shareholders	$(0.38)	$(0.43)	$(0.26)	$(0.33)	$(0.43)
Net asset value, end of period (x)	$16.34	$16.65	$16.17	$14.27	$13.41
Total return (%) (r)(s)(x)	0.45	5.72	15.33	9.08	5.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.02	1.03	1.06	1.05
Expenses after expense reductions (f)	0.88	0.92	0.97	1.00	1.00
Net investment income	1.75	2.14	1.84	2.00	2.17
Portfolio turnover	54	23	40	30	46
Net assets at end of period (000 omitted)	$212,571	$193,307	$108,175	$67,970	$26,765

Class R1	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.93	$16.44	$14.50	$13.62	$13.40
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.20	$0.13	$0.15	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	0.56	1.92	0.92	0.37
Total from investment operations	$(0.10)	$0.76	$2.05	$1.07	$0.52
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.20)	$(0.11)	$(0.19)	$(0.30)
From net realized gain on investments	(0.18)	(0.07)	—	—	—
Total distributions declared to shareholders	$(0.29)	$(0.27)	$(0.11)	$(0.19)	$(0.30)
Net asset value, end of period (x)	$16.54	$16.93	$16.44	$14.50	$13.62
Total return (%) (r)(s)(x)	(0.55)	4.63	14.26	8.01	3.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.03	2.01	2.03	2.05	2.05
Expenses after expense reductions (f)	1.88	1.92	1.97	2.00	2.00
Net investment income	0.75	1.18	0.87	1.05	1.13
Portfolio turnover	54	23	40	30	46
Net assets at end of period (000 omitted)	$3,195	$3,518	$3,613	$3,124	$3,126

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.68	$16.20	$14.29	$13.43	$13.22
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.28	$0.21	$0.21	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.55	1.88	0.92	0.36
Total from investment operations	$(0.01)	$0.83	$2.09	$1.13	$0.58
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.28)	$(0.18)	$(0.27)	$(0.37)
From net realized gain on investments	(0.18)	(0.07)	—	—	—
Total distributions declared to shareholders	$(0.32)	$(0.35)	$(0.18)	$(0.27)	$(0.37)
Net asset value, end of period (x)	$16.35	$16.68	$16.20	$14.29	$13.43
Total return (%) (r)(s)(x)	(0.03)	5.16	14.79	8.55	4.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.53	1.51	1.53	1.56	1.55
Expenses after expense reductions (f)	1.38	1.42	1.47	1.50	1.50
Net investment income	1.25	1.69	1.38	1.54	1.64
Portfolio turnover	54	23	40	30	46
Net assets at end of period (000 omitted)	$11,577	$9,812	$10,528	$8,438	$5,687

Class R3	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.75	$16.27	$14.35	$13.48	$13.27
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.32	$0.24	$0.24	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.55	1.90	0.93	0.36
Total from investment operations	$0.03	$0.87	$2.14	$1.17	$0.61
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.32)	$(0.22)	$(0.30)	$(0.40)
From net realized gain on investments	(0.18)	(0.07)	—	—	—
Total distributions declared to shareholders	$(0.34)	$(0.39)	$(0.22)	$(0.30)	$(0.40)
Net asset value, end of period (x)	$16.44	$16.75	$16.27	$14.35	$13.48
Total return (%) (r)(s)(x)	0.19	5.42	15.10	8.84	4.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.27	1.28	1.31	1.30
Expenses after expense reductions (f)	1.13	1.17	1.22	1.25	1.25
Net investment income	1.50	1.93	1.59	1.77	1.87
Portfolio turnover	54	23	40	30	46
Net assets at end of period (000 omitted)	$11,368	$13,576	$12,423	$9,575	$6,308

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.82	$16.33	$14.41	$13.52	$13.30
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.36	$0.27	$0.30	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(0.22)	0.56	1.91	0.90	0.36
Total from investment operations	$0.07	$0.92	$2.18	$1.20	$0.65
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.36)	$(0.26)	$(0.31)	$(0.43)
From net realized gain on investments	(0.18)	(0.07)	—	—	—
Total distributions declared to shareholders	$(0.38)	$(0.43)	$(0.26)	$(0.31)	$(0.43)
Net asset value, end of period (x)	$16.51	$16.82	$16.33	$14.41	$13.52
Total return (%) (r)(s)(x)	0.45	5.72	15.32	9.06	5.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.02	1.04	1.05	1.05
Expenses after expense reductions (f)	0.88	0.92	0.97	1.00	1.00
Net investment income	1.73	2.14	1.77	2.19	2.16
Portfolio turnover	54	23	40	30	46
Net assets at end of period (000 omitted)	$10,758	$10,042	$7,938	$2,642	$32,383

Class R5	Years ended 10/31
	2015	2014	2013	2012(i)
Net asset value, beginning of period	$16.65	$16.18	$14.27	$13.29
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.37	$0.29	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.21)	0.55	1.89	1.01
Total from investment operations	$0.09	$0.92	$2.18	$1.08
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.38)	$(0.27)	$(0.10)
From net realized gain on investments	(0.18)	(0.07)	—	—
Total distributions declared to shareholders	$(0.40)	$(0.45)	$(0.27)	$(0.10)
Net asset value, end of period (x)	$16.34	$16.65	$16.18	$14.27
Total return (%) (r)(s)(x)	0.56	5.73	15.49	8.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	0.94	1.00	(a)
Expenses after expense reductions (f)	0.78	0.83	0.88	0.94	(a)
Net investment income	1.85	2.25	1.95	1.24	(a)
Portfolio turnover	54	23	40	30
Net assets at end of period (000 omitted)	$85,585	$74,972	$61,383	$44,263

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on

Notes to Financial Statements – continued

which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$454,739,505	$—	$—	$454,739,505
United Kingdom	97,341,220	—	—	97,341,220
Japan	—	71,723,736	—	71,723,736
Switzerland	65,771,723	—	—	65,771,723
Germany	37,990,598	—	—	37,990,598
France	37,197,342	—	—	37,197,342
Canada	23,417,705	—	—	23,417,705
Netherlands	17,277,276	—	—	17,277,276
Sweden	14,135,253	—	—	14,135,253
Other Countries	50,009,544	33,532,301	—	83,541,845
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	27,702,308	—	27,702,308
Non-U.S. Sovereign Debt	—	256,566,102	—	256,566,102
U.S. Corporate Bonds	—	118,591,269	—	118,591,269
Residential Mortgage-Backed Securities	—	32,765,450	—	32,765,450
Commercial Mortgage-Backed Securities	—	16,591,124	—	16,591,124
Asset-Backed Securities (including CDOs)	—	8,976,834	—	8,976,834
Foreign Bonds	—	69,147,162	—	69,147,162
Mutual Funds	83,946,356	—	—	83,946,356
Total Investments	$881,826,522	$635,596,286	$—	$1,517,422,808

Other Financial Instruments
Futures Contracts	$88,873	$—	$—	$88,873
Forward Foreign Currency Exchange Contracts	—	(681,081)	—	(681,081)

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $6,644,617 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$110,378	$(21,505)
Foreign Exchange	Forward Foreign Currency Exchange	919,092	(1,600,173)
Total		$1,029,470	$(1,621,678)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(233,476)	$—
Foreign Exchange	—	3,840,599
Total	$(233,476)	$3,840,599

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$113,423	$—
Foreign Exchange	—	39,107
Total	$113,423	$39,107

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2015, there were no securities on loan or collateral outstanding.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount

Notes to Financial Statements – continued

is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded

Notes to Financial Statements – continued

under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, passive foreign investment companies, wash sale loss deferrals, straddle loss deferrals, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/15	10/31/14
Ordinary income (including any short-term capital gains)	$15,749,709	$23,128,568
Long-term capital gains	14,177,602	5,029,471
Total distributions	$29,927,311	$28,158,039

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/15
Cost of investments	$1,348,944,004
Gross appreciation	228,238,366
Gross depreciation	(59,759,562)
Net unrealized appreciation (depreciation)	$168,478,804
Undistributed ordinary income	156,246
Undistributed long-term capital gain	56,435,248
Other temporary differences	(2,407,144)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/15	Year ended 10/31/14	Year ended 10/31/15	Year ended 10/31/14
Class A	$7,466,123	$13,928,723	$8,677,069	$2,833,860
Class B	443,853	747,446	706,492	267,205
Class C	2,153,590	3,208,700	3,382,639	1,049,903
Class I	2,348,470	3,060,675	2,158,677	469,212
Class R1	22,574	41,617	36,298	14,227
Class R2	80,980	171,283	106,492	44,914
Class R3	125,213	254,280	147,674	53,083
Class R4	127,731	196,389	120,086	33,990
Class R5	993,521	1,519,455	829,829	263,077
Total	$13,762,055	$23,128,568	$16,165,256	$5,029,471

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.84% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.75% of average daily net assets in excess of $500 million up to $1.0 billion, 0.70% of average daily net asset in excess of $1.0 billion up to $2.5 billion, and 0.65% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2017. For the year ended October 31, 2015, this management

Notes to Financial Statements – continued

fee reduction amounted to $1,146,264, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2015, this management fee reduction amounted to $101,035, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.76% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.13%	1.88%	1.88%	0.88%	1.88%	1.38%	1.13%	0.88%	0.82%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2017. For the year ended October 31, 2015, this reduction amounted to $929,333 and is included in the reduction of total expenses on the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $766,289 for the year ended October 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,988,624
Class B	0.75%	0.25%	1.00%	1.00%	634,248
Class C	0.75%	0.25%	1.00%	1.00%	3,205,207
Class R1	0.75%	0.25%	1.00%	1.00%	32,599
Class R2	0.25%	0.25%	0.50%	0.50%	51,318
Class R3	—	0.25%	0.25%	0.25%	31,410
Total Distribution and Service Fees					$5,943,406

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2015, this rebate amounted to $31,742, $71, and $282 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2015, were as follows:

Amount
Class A	$13,937
Class B	94,472
Class C	54,214

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2015, the fee was $178,101, which equated to 0.0119% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,527,329.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.0165% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent

Notes to Financial Statements – continued

Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $457 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $5,368 at October 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2015, the fee paid by the fund under this agreement was $5,860 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended October 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$77,085,224	$89,052,568
Investments (non-U.S. Government securities)	$778,309,712	$685,773,139

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,238,180	$186,488,455	11,417,119	$189,955,986
Class B	428,415	7,280,066	688,540	11,730,803
Class C	4,193,350	70,402,962	5,430,252	91,589,691
Class I	4,895,702	80,173,680	6,514,945	107,777,684
Class R1	54,975	920,851	37,495	632,111
Class R2	302,157	4,942,765	235,435	3,900,357
Class R3	85,386	1,406,637	148,102	2,451,388
Class R4	346,739	5,808,406	286,824	4,807,766
Class R5	1,291,577	20,909,579	1,211,880	20,214,508
	22,836,481	$378,333,401	25,970,592	$433,060,294

Notes to Financial Statements – continued

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	927,290	$15,271,456	947,166	$15,642,842
Class B	56,900	961,604	50,573	852,438
Class C	253,649	4,230,876	190,475	3,176,064
Class I	210,928	3,431,052	156,082	2,562,571
Class R1	3,527	58,616	3,358	55,749
Class R2	7,339	120,068	6,928	113,454
Class R3	16,617	272,887	18,674	307,363
Class R4	12,858	211,337	11,631	192,521
Class R5	111,368	1,809,971	108,853	1,782,531
	1,600,476	$26,367,867	1,493,740	$24,685,533

Shares reacquired
Class A	(9,515,346)	$(157,510,392)	(6,654,074)	$(111,036,032)
Class B	(772,163)	(13,104,403)	(732,667)	(12,498,870)
Class C	(3,119,118)	(52,126,125)	(2,384,622)	(40,205,097)
Class I	(3,709,676)	(60,492,804)	(1,749,781)	(28,765,191)
Class R1	(73,134)	(1,226,782)	(52,839)	(880,083)
Class R2	(189,760)	(3,113,887)	(303,991)	(5,059,774)
Class R3	(221,285)	(3,628,042)	(119,927)	(1,992,813)
Class R4	(305,194)	(5,063,588)	(187,413)	(3,129,743)
Class R5	(668,618)	(10,975,883)	(613,493)	(10,150,678)
	(18,574,294)	$(307,241,906)	(12,798,807)	$(213,718,281)

Net change
Class A	2,650,124	$44,249,519	5,710,211	$94,562,796
Class B	(286,848)	(4,862,733)	6,446	84,371
Class C	1,327,881	22,507,713	3,236,105	54,560,658
Class I	1,396,954	23,111,928	4,921,246	81,575,064
Class R1	(14,632)	(247,315)	(11,986)	(192,223)
Class R2	119,736	1,948,946	(61,628)	(1,045,963)
Class R3	(119,282)	(1,948,518)	46,849	765,938
Class R4	54,403	956,155	111,042	1,870,544
Class R5	734,327	11,743,667	707,240	11,846,361
	5,862,663	$97,459,362	14,665,525	$244,027,546

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the

Notes to Financial Statements – continued

participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2015, the fund’s commitment fee and interest expense were $4,982 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	73,098,625	370,164,861	(359,317,130)	83,946,356

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$66,006	$83,946,356

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Global Total Return Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Total Return Fund (the Fund) (one of the series constituting MFS Series Trust VI), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Total Return Fund (one of the series constituting MFS Series Trust VI) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 15, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Pablo De La Mata Pilar Gomez-Bravo Steven Gorham Richard Hawkins Robert Persons Jonathan Sage Robert Spector Benjamin Stone Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $500 million, $1 billion, and $2.5 billion, which may not be changed without the Trustees’ approval. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $22,766,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 48.78% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2015

MFS® UTILITIES FUND

MMU-ANN

MFS® UTILITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The global economy remains vulnerable as central banks continue to play a major role in supporting growth.

Even the resilient U.S. economy has had slower growth, as a strong U.S. dollar and weak overseas markets have hurt exporters. However, robust consumer demand and a recovering housing market have aided the domestic economy, fueled by cheap gasoline and an improving labor market.

China’s transition to a consumer-based, slower-growth economy has weighed on many commodity-exporting nations. And concerns about weakness in China have eroded investor and business confidence around the world. Meanwhile, rising geopolitical concerns will weigh on the eurozone, which is still reliant on the European Central Bank’s support.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
NextEra Energy, Inc.	4.6%
PPL Corp.	4.3%
Sempra Energy	3.5%
Exelon Corp.	3.5%
AES Corp.	2.6%
EDP Renovaveis S.A.	2.5%
American Electric Power Co., Inc.	2.4%
Time Warner Cable, Inc.	2.2%
Dynegy, Inc.	2.2%
Calpine Corp.	2.2%

Top five industries
Utilities - Electric Power	52.3%
Natural Gas - Pipeline	15.8%
Telephone Services	9.8%
Natural Gas - Distribution	7.2%
Cable TV	6.4%

Issuer country weightings (x)
United States	73.2%
Portugal	4.6%
Italy	3.5%
Canada	3.1%
United Kingdom	2.8%
Spain	2.0%
Brazil	1.7%
China	1.3%
Sweden	1.3%
Other Countries	6.5%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 10/31/15.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2015, Class A shares of the MFS Utilities Fund (“fund”) provided a total return of –10.42%, at net asset value. This compares with a return of 5.20% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of –0.29% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve appears ready to tighten monetary conditions, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank, which instituted a large quantitative easing program in January of 2015. Poor policy management by the Chinese government roiled global markets over the summer, beginning with the poorly executed response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently stabilized the currency and ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: weaker Chinese growth, and the resulting decline in commodity prices, in addition to prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Stock selection in the electric power industry detracted from performance relative to the Standard & Poor’s 500 Utilities Index. Within this industry, the fund’s positions in energy companies Dynegy (b), Calpine (b), Abengoa Yield (b) (United Kingdom) and OGE Energy (b) hampered relative results. Shares of Abengoa Yield declined after the company unexpectedly announced that the Chief Financial Officer, Eduard Soler, resigned effective immediately. Abengoa Yield also failed to secure debt financing for acquisitions that it had announced previously. Additionally, an overweight position in shares of energy company NRG also hurt relative results.

The fund’s out of benchmark exposure to the natural gas pipeline industry also dampened relative results. Within this industry, holdings of oil transportation and storage company Plains GP Holdings (b) and natural gas pipeline operators Columbia Pipeline Group (b) and Williams Companies (b) weighed on relative performance. Shares

3

Management Review – continued

of Plains GP Holdings fell after second-quarter 2015 results missed market expectations due to continued weakness in commodity markets. Additionally, management warned of a significant drop in future distribution growth if crude oil prices remained depressed.

Elsewhere, holdings of telecommunications company Oi SA (b)(h) (Brazil) and voice and data telecommunications services provider Mobile TeleSystems (b) (Russia) also detracted from relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

The fund’s out of benchmark exposure to the cable TV industry contributed to relative performance. The fund’s ownership of media company Time Warner Inc. (b), cable services provider Comcast (b) and international cable company Liberty Global (b) supported relative returns as all three stocks outpaced the benchmark over the reporting period. Shares of Time Warner Cable rose after the company reported results that were modestly ahead of market consensus estimates. Better-than-expected revenue was primarily driven by growth in subscriptions and content licensing across all divisions. In addition to these positive results, an acquisition agreement was reached in May 2015 with Charter Communications agreeing to take over the company, which helped buoy the stock price.

Elsewhere, underweight positions in electric power holding company Duke Energy (h), electric and natural gas utility company Centerpoint Energy (h) and diversified energy company First Energy contributed to relative returns. Shares of Duke Energy depreciated after reporting results that were below consensus estimates driven by weakness in its international segment. Poor hydrology in Brazil, headwinds from a stronger dollar as compared to the Brazilian Real and weaker oil prices were primarily responsible for lower-than-expected earnings from this division. Holdings of cable and telecommunications company Altice (b) (Netherlands), wireless network operator T-Mobile US (b)(h) and telecommunications firm Telecom Italia (b) (Italy), and not holding a position in integrated energy company Entergy Corporation, also aided relative performance.

Respectfully,

Claud Davis	Maura Shaughnessy
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of

4

Management Review – continued

MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 10/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	2/14/92	(10.42)%	8.97%	9.24%	N/A
B	9/07/93	(11.09)%	8.16%	8.42%	N/A
C	1/03/94	(11.09)%	8.15%	8.42%	N/A
I	1/02/97	(10.20)%	9.24%	9.51%	N/A
R1	4/01/05	(11.11)%	8.15%	8.40%	N/A
R2	10/31/03	(10.66)%	8.69%	8.93%	N/A
R3	4/01/05	(10.42)%	8.98%	9.20%	N/A
R4	4/01/05	(10.19)%	9.23%	9.49%	N/A
R5	6/01/12	(10.15)%	N/A	N/A	10.77%
Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		5.20%	14.33%	7.85%	N/A
Standard & Poor’s 500 Utilities Index (f)		(0.29)%	11.03%	7.51%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		(15.57)%	7.69%	8.59%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(14.39)%	7.86%	8.42%	N/A
C With CDSC (1% for 12 months) (v)		(11.92)%	8.15%	8.42%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2015 through October 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2015 through October 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Expenses Paid During Period (p) 5/01/15-10/31/15
A	Actual	1.00%	$1,000.00	$884.35	$4.75
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
B	Actual	1.75%	$1,000.00	$880.46	$8.29
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
C	Actual	1.75%	$1,000.00	$880.86	$8.30
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
I	Actual	0.75%	$1,000.00	$884.99	$3.56
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
R1	Actual	1.75%	$1,000.00	$880.67	$8.30
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
R2	Actual	1.25%	$1,000.00	$882.93	$5.93
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R3	Actual	1.00%	$1,000.00	$884.29	$4.75
	Hypothetical (h)	1.00%	$1,000.00	$1,020.16	$5.09
R4	Actual	0.75%	$1,000.00	$885.13	$3.56
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82
R5	Actual	0.63%	$1,000.00	$885.53	$2.99
	Hypothetical (h)	0.63%	$1,000.00	$1,022.03	$3.21

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

10/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 90.1%
Issuer	Shares/Par	Value ($)
Cable TV - 6.3%
Charter Communications, Inc., “A” (a)(l)	358,458	$68,443,971
Comcast Corp., “Special A”	1,654,548	103,756,705
Liberty Global PLC, “C” (a)	1,021,452	43,554,713
Time Warner Cable, Inc.	603,687	114,338,318

		$330,093,707
Energy - Independent - 1.7%
Anadarko Petroleum Corp.	373,967	$25,010,913
Enable Midstream Partners LP	1,184,890	14,254,227
Noble Energy, Inc.	623,696	22,353,265
Western Gas Equity Partners LP	655,388	28,266,884

		$89,885,289
Natural Gas - Distribution - 7.2%
China Resources Gas Group Ltd.	18,242,000	$49,950,941
Engie	3,487,487	61,187,665
Gas Natural SDG S.A.	1,068,906	23,167,577
NorthWestern Corp.	515,402	27,929,634
Sempra Energy	1,765,441	180,798,813
Snam S.p.A.	5,882,325	30,466,628

		$373,501,258
Natural Gas - Pipeline - 14.5%
APA Group	2,059,814	$13,513,450
Columbia Pipeline Group, Inc.	1,257,550	26,119,314
Columbia Pipeline Partners LP	1,897,278	25,689,144
Enbridge, Inc. (l)	2,185,428	93,410,501
Energy Transfer Equity LP	2,232,612	48,112,789
Energy Transfer Partners LP	1,915,225	84,576,336
Enterprise Products Partners LP	2,152,701	59,479,129
EQT GP Holdings LP	270,165	7,143,163
EQT Midstream Partners LP	267,914	19,836,353
JP Energy Partners LP	839,230	6,713,840
Kinder Morgan, Inc.	3,483,896	95,284,556
Plains All American Pipeline LP	408,328	12,952,164
Plains GP Holdings LP	3,404,270	52,936,399
SemGroup Corp., “A”	550,639	25,081,606
Sunoco Logistics Partners LP	1,446,859	42,016,785
Tallgrass Energy GP LP	823,302	19,709,850
Williams Cos., Inc.	1,890,418	74,558,086

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - continued
Williams Partners LP	1,394,740	$47,142,212

		$754,275,677
Telecommunications - Wireless - 5.3%
American Tower Corp., REIT	826,332	$84,475,920
Bharti Airtel Ltd.	2,256,587	12,023,699
Bharti Infratel Ltd.	1,374,566	8,181,765
KDDI Corp.	911,000	22,005,964
Mobile TeleSystems PJSC, ADR	3,555,830	24,997,485
Philippine Long Distance Telephone Co.	167,110	7,852,243
SBA Communications Corp. (a)	484,775	57,697,921
Vodafone Group PLC	16,828,462	55,582,356

		$272,817,353
Telephone Services - 8.6%
Altice N.V., “A” (a)	1,552,299	$26,885,023
Altice N.V., “B” (a)	244,566	4,343,333
Bezeq - The Israel Telecommunication Corp. Ltd.	19,291,878	41,479,171
British Telecom Group, PLC	4,706,850	33,740,771
Com Hem Holding AB	7,979,195	68,317,984
Hellenic Telecommunications Organization S.A.	4,355,497	40,567,253
Numericable Group (a)	112,465	5,095,292
PT XL Axiata Tbk (a)	76,782,800	17,474,223
Quebecor, Inc., “B”	1,605,670	37,808,641
TDC A.S.	7,312,570	38,329,173
TELUS Corp.	661,969	22,092,633
Verizon Communications, Inc.	2,336,995	109,558,326

		$445,691,823
Utilities - Electric Power - 46.4%
Abengoa Yield PLC (l)	2,710,433	$50,224,323
AES Corp.	12,274,498	134,405,753
ALLETE, Inc.	604,038	30,328,748
Alliant Energy Corp.	210,759	12,438,996
Ameren Corp.	1,355,470	59,206,930
American Electric Power Co., Inc.	2,188,226	123,963,003
Calpine Corp. (a)	7,237,627	112,255,595
China Longyuan Electric Power Group Corp.	21,210,000	19,400,268
CMS Energy Corp.	590,675	21,305,647
CPFL Energia S.A. (a)	5,540,238	22,252,606
Dominion Resources, Inc.	534,875	38,206,121
DTE Energy Co.	675,757	55,135,014
Dynegy, Inc. (a)	5,869,875	114,051,671
Edison International	585,367	35,426,411

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
EDP Renovaveis S.A.	17,564,117	$127,726,001
Enel Green Power S.p.A.	6,782,482	14,357,336
Enel S.p.A	24,262,276	111,949,328
Energias de Portugal S.A.	29,825,241	110,461,393
Energias do Brasil S.A.	9,238,284	27,021,002
Enersis S.A., ADR	616,048	8,162,636
Exelon Corp.	6,456,915	180,277,067
FirstEnergy Corp.	163,455	5,099,796
Hydro One Ltd. (a)	516,360	8,095,274
Iberdrola S.A.	4,612,711	32,955,172
ITC Holdings Corp.	209,670	6,860,402
NextEra Energy Partners LP	1,487,466	39,060,857
NextEra Energy, Inc.	2,322,909	238,469,838
NRG Energy, Inc.	6,089,176	78,489,479
NRG Yield, Inc., “A” (l)	968,611	13,299,029
NRG Yield, Inc., “C”	1,429,579	20,643,121
OGE Energy Corp.	1,629,054	46,444,330
PG&E Corp.	1,344,294	71,785,300
PPL Corp.	6,463,200	222,334,080
Public Service Enterprise Group, Inc.	2,654,297	109,595,923
Red Electrica de Espana	559,126	49,310,400
TerraForm Power, Inc.	821,995	15,001,409
Tractebel Energia S.A.	1,610,800	14,146,788
Xcel Energy, Inc.	887,491	31,621,304

		$2,411,768,351
Utilities - Water - 0.1%
United Utilities Group PLC	381,916	$5,819,909
Total Common Stocks (Identified Cost, $4,521,477,165)		$4,683,853,367

Bonds - 0.1%
Asset-Backed & Securitized - 0.0%
Falcon Franchise Loan LLC, FRN, 6.945%, 1/05/23 (i)(z)	$181,344	$19,023

Cable TV - 0.1%
Neptune Finco Corp., 10.125%, 1/15/23 (n)	$3,060,000	$3,235,950
Total Bonds (Identified Cost, $3,065,720)		$3,254,973

Convertible Preferred Stocks - 8.7%
Energy - Independent - 0.5%
Anadarko Petroleum Corp., 7.5%	594,162	$23,903,137

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks - continued
Natural Gas - Pipeline - 1.3%
Kinder Morgan, Inc., 1.544% (a)	1,333,604	$65,760,013

Telecommunications - Wireless - 0.7%
American Tower Corp., 5.5%	377,310	$39,428,895

Telephone Services - 0.7%
Frontier Communications Corp., 11.125%	358,977	$35,585,390

Utilities - Electric Power - 5.5%
Dominion Resources, Inc., “A”, 6.125%	668,072	$37,285,098
Dominion Resources, Inc., “B”, 6%	785,440	44,188,854
Dominion Resources, Inc., 6.375%	759,909	37,714,281
Dynegy, Inc., 5.375%	566,654	41,241,078
Exelon Corp., 6.5%	2,059,779	86,016,371
NextEra Energy, Inc., 5.799%	274,899	15,124,943
NextEra Energy, Inc., 6.371%	414,370	21,779,287

		$283,349,912
Total Convertible Preferred Stocks (Identified Cost, $477,005,442)		$448,027,347

Preferred Stocks - 0.9%
Telephone Services - 0.5%
Telecom Italia S.p.A.	23,674,189	$26,632,088

Utilities - Electric Power - 0.4%
Companhia Paranaense de Energia	2,619,100	$22,071,735
Total Preferred Stocks (Identified Cost, $51,346,702)		$48,703,823

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.12%, at Cost and Net Asset Value (v)	6,177	$6,177

Collateral for Securities Loaned - 2.6%
JPMorgan Prime Money Market Fund, 0.14%, at Cost and Net Asset Value (j)	134,046,558	$134,046,558
Total Investments (Identified Cost, $5,186,947,764)		$5,317,892,245

Other Assets, Less Liabilities - (2.4)%		(122,768,136)
Net Assets - 100.0%		$5,195,124,109

(a)	Non-income producing security.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

14

Portfolio of Investments – continued

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $3,235,950, representing 0.1% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Falcon Franchise Loan LLC, FRN, 6.945%, 1/05/23	1/18/02	$5,720	$19,023
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Derivative Contracts at 10/31/15

Forward Foreign Currency Exchange Contracts at 10/31/15

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Barclays Bank PLC	6,098,000	1/15/16	$4,684,726	$4,661,746	$22,980
SELL	CAD	BNP Paribas S.A.	6,102,000	1/15/16	4,690,837	4,664,804	26,033
SELL	CAD	Citibank N.A.	4,882,000	1/15/16	3,753,063	3,732,149	20,914
SELL	CAD	Deutsche Bank AG	73,214,000	1/15/16	56,266,135	55,970,005	296,130
SELL	CAD	JPMorgan Chase Bank	23,146,000	1/15/16	17,791,737	17,694,454	97,283
SELL	CAD	Merrill Lynch International	12,203,000	1/15/16	9,370,532	9,328,844	41,688

15

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/15 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	CAD	Morgan Stanley Capital Services	14,204,497	1/15/16	$10,895,248	$10,858,931	$36,317
BUY	EUR	UBS AG	701,486	1/15/16	769,909	772,478	2,569
SELL	EUR	Citibank N.A.	29,809,710	1/15/16	33,371,971	32,826,532	545,439
SELL	EUR	Credit Suisse Group	8,775,036	1/15/16	9,829,401	9,663,094	166,307
SELL	EUR	Deutsche Bank AG	161,839,584	12/17/15-1/15/16	182,785,872	178,161,459	4,624,413
SELL	EUR	Goldman Sachs International	2,316,190	1/15/16	2,600,834	2,550,595	50,239
SELL	EUR	JPMorgan Chase Bank	179,236,084	1/15/16	200,662,100	197,375,253	3,286,847
SELL	EUR	Merrill Lynch International	10,527,663	1/15/16	11,794,173	11,593,091	201,082

							$9,418,241

Liability Derivatives
BUY	EUR	Credit Suisse Group	568,826	1/15/16	$648,024	$626,393	$(21,631)
BUY	EUR	HBSC Bank	536,208	1/15/16	610,794	590,473	(20,321)
SELL	GBP	BNP Paribas S.A.	40,908,891	1/15/16	62,249,914	63,048,870	(798,956)

							$(840,908)

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $5,186,941,587)	$5,317,886,068
Underlying affiliated funds, at cost and value	6,177
Total investments, at value, including $126,903,281 of securities on loan (identified cost, $5,186,947,764)	$5,317,892,245
Receivables for
Forward foreign currency exchange contracts	9,418,241
Investments sold	26,150,241
Fund shares sold	6,507,497
Interest and dividends	12,595,410
Other assets	2
Total assets	$5,372,563,636
Liabilities
Payable to custodian	$7,621,756
Payables for
Distributions	984,190
Forward foreign currency exchange contracts	840,908
Investments purchased	20,142,931
Fund shares reacquired	9,939,324
Collateral for securities loaned, at value	134,046,558
Payable to affiliates
Investment adviser	252,210
Shareholder servicing costs	2,958,558
Distribution and service fees	166,818
Payable for independent Trustees’ compensation	5,782
Accrued expenses and other liabilities	480,492
Total liabilities	$177,439,527
Net assets	$5,195,124,109
Net assets consist of
Paid-in capital	$4,821,274,407
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	138,930,278
Accumulated net realized gain (loss) on investments and foreign currency	238,371,018
Accumulated distributions in excess of net investment income	(3,451,594)
Net assets	$5,195,124,109
Shares of beneficial interest outstanding	270,109,663

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,926,490,690	152,057,781	$19.25
Class B	260,078,760	13,573,930	19.16
Class C	945,033,183	49,325,767	19.16
Class I	636,784,218	32,976,846	19.31
Class R1	10,864,738	567,991	19.13
Class R2	104,858,045	5,461,671	19.20
Class R3	134,801,110	7,007,477	19.24
Class R4	100,251,227	5,205,238	19.26
Class R5	75,962,138	3,932,962	19.31

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $20.42 [100 / 94.25 x $19.25]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$192,114,551
Interest	1,248,462
Dividends from underlying affiliated funds	147,516
Foreign taxes withheld	(6,680,902)
Total investment income	$186,829,627
Expenses
Management fee	$34,872,473
Distribution and service fees	23,677,666
Shareholder servicing costs	7,524,465
Administrative services fee	645,451
Independent Trustees’ compensation	97,247
Custodian fee	717,724
Shareholder communications	353,012
Audit and tax fees	62,815
Legal fees	49,827
Miscellaneous	380,210
Total expenses	$68,380,890
Fees paid indirectly	(1,319)
Reduction of expenses by investment adviser and distributor	(59,736)
Net expenses	$68,319,835
Net investment income	$118,509,792
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $245,221 country tax)	$239,477,596
Foreign currency	71,453,020
Net realized gain (loss) on investments and foreign currency	$310,930,616
Change in unrealized appreciation (depreciation)
Investments (net of $106,231 decrease in deferred country tax)	$(1,073,873,565)
Translation of assets and liabilities in foreign currencies	1,406,881
Net unrealized gain (loss) on investments and foreign currency translation	$(1,072,466,684)
Net realized and unrealized gain (loss) on investments and foreign currency	$(761,536,068)
Change in net assets from operations	$(643,026,276)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2015	2014
Change in net assets
From operations
Net investment income	$118,509,792	$164,252,828
Net realized gain (loss) on investments and foreign currency	310,930,616	395,385,632
Net unrealized gain (loss) on investments and foreign currency translation	(1,072,466,684)	229,059,090
Change in net assets from operations	$(643,026,276)	$788,697,550
Distributions declared to shareholders
From net investment income	$(125,992,867)	$(159,743,376)
From net realized gain on investments	(374,616,272)	(223,100,887)
Total distributions declared to shareholders	$(500,609,139)	$(382,844,263)
Change in net assets from fund share transactions	$(125,518,489)	$650,030,340
Total change in net assets	$(1,269,153,904)	$1,055,883,627
Net assets
At beginning of period	6,464,278,013	5,408,394,386
At end of period (including accumulated distributions in excess of net investment income of $3,451,594 and undistributed net investment income of $9,547,646, respectively)	$5,195,124,109	$6,464,278,013

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.34	$21.80	$18.61	$17.11	$16.01
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.66	$0.60	$0.51	$0.61
Net realized and unrealized gain (loss) on investments and foreign currency	(2.73)	2.42	3.17	1.53	1.02
Total from investment operations	$(2.28)	$3.08	$3.77	$2.04	$1.63
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.64)	$(0.57)	$(0.54)	$(0.53)
From net realized gain on investments	(1.34)	(0.90)	(0.01)	—	—
Total distributions declared to shareholders	$(1.81)	$(1.54)	$(0.58)	$(0.54)	$(0.53)
Net asset value, end of period (x)	$19.25	$23.34	$21.80	$18.61	$17.11
Total return (%) (r)(s)(t)(x)	(10.42)	14.99	20.59	12.17	10.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.97	1.01	1.02	1.04
Expenses after expense reductions (f)	0.99	0.97	1.01	1.02	1.04
Net investment income	2.10	2.97	2.97	2.90	3.62
Portfolio turnover	45	46	54	46	51
Net assets at end of period (000 omitted)	$2,926,491	$3,597,063	$3,242,884	$2,699,649	$2,343,368

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.24	$21.71	$18.55	$17.05	$15.95
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.49	$0.44	$0.37	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(2.71)	2.41	3.15	1.54	1.01
Total from investment operations	$(2.43)	$2.90	$3.59	$1.91	$1.50
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.47)	$(0.42)	$(0.41)	$(0.40)
From net realized gain on investments	(1.34)	(0.90)	(0.01)	—	—
Total distributions declared to shareholders	$(1.65)	$(1.37)	$(0.43)	$(0.41)	$(0.40)
Net asset value, end of period (x)	$19.16	$23.24	$21.71	$18.55	$17.05
Total return (%) (r)(s)(t)(x)	(11.09)	14.15	19.60	11.39	9.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.72	1.76	1.77	1.79
Expenses after expense reductions (f)	1.74	1.72	1.76	1.77	1.79
Net investment income	1.34	2.23	2.21	2.14	2.88
Portfolio turnover	45	46	54	46	51
Net assets at end of period (000 omitted)	$260,079	$332,141	$305,988	$265,748	$233,107

Class C	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.24	$21.71	$18.55	$17.05	$15.96
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.49	$0.44	$0.38	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	(2.72)	2.41	3.15	1.53	1.01
Total from investment operations	$(2.43)	$2.90	$3.59	$1.91	$1.49
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.47)	$(0.42)	$(0.41)	$(0.40)
From net realized gain on investments	(1.34)	(0.90)	(0.01)	—	—
Total distributions declared to shareholders	$(1.65)	$(1.37)	$(0.43)	$(0.41)	$(0.40)
Net asset value, end of period (x)	$19.16	$23.24	$21.71	$18.55	$17.05
Total return (%) (r)(s)(t)(x)	(11.09)	14.16	19.61	11.40	9.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.72	1.76	1.77	1.79
Expenses after expense reductions (f)	1.74	1.72	1.76	1.77	1.79
Net investment income	1.35	2.21	2.21	2.15	2.86
Portfolio turnover	45	46	54	46	51
Net assets at end of period (000 omitted)	$945,033	$1,145,572	$917,978	$739,959	$608,042

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.41	$21.86	$18.67	$17.15	$16.05
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.71	$0.65	$0.57	$0.66
Net realized and unrealized gain (loss) on investments and foreign currency	(2.73)	2.44	3.17	1.53	1.01
Total from investment operations	$(2.23)	$3.15	$3.82	$2.10	$1.67
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.70)	$(0.62)	$(0.58)	$(0.57)
From net realized gain on investments	(1.34)	(0.90)	(0.01)	—	—
Total distributions declared to shareholders	$(1.87)	$(1.60)	$(0.63)	$(0.58)	$(0.57)
Net asset value, end of period (x)	$19.31	$23.41	$21.86	$18.67	$17.15
Total return (%) (r)(s)(x)	(10.20)	15.28	20.82	12.54	10.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.72	0.76	0.77	0.79
Expenses after expense reductions (f)	0.74	0.72	0.76	0.77	0.79
Net investment income	2.33	3.14	3.21	3.22	3.88
Portfolio turnover	45	46	54	46	51
Net assets at end of period (000 omitted)	$636,784	$864,695	$566,374	$462,849	$286,562

Class R1	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.21	$21.68	$18.52	$17.03	$15.94
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.49	$0.44	$0.37	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	(2.72)	2.41	3.15	1.53	1.01
Total from investment operations	$(2.43)	$2.90	$3.59	$1.90	$1.49
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.47)	$(0.42)	$(0.41)	$(0.40)
From net realized gain on investments	(1.34)	(0.90)	(0.01)	—	—
Total distributions declared to shareholders	$(1.65)	$(1.37)	$(0.43)	$(0.41)	$(0.40)
Net asset value, end of period (x)	$19.13	$23.21	$21.68	$18.52	$17.03
Total return (%) (r)(s)(x)	(11.11)	14.18	19.63	11.35	9.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.72	1.76	1.77	1.79
Expenses after expense reductions (f)	1.74	1.72	1.76	1.77	1.79
Net investment income	1.34	2.21	2.22	2.15	2.83
Portfolio turnover	45	46	54	46	51
Net assets at end of period (000 omitted)	$10,865	$14,177	$12,041	$12,092	$11,686

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.29	$21.75	$18.58	$17.07	$15.98
Income (loss) from investment operations
Net investment income (d)	$0.39	$0.60	$0.54	$0.46	$0.57
Net realized and unrealized gain (loss) on investments and foreign currency	(2.72)	2.42	3.16	1.55	1.01
Total from investment operations	$(2.33)	$3.02	$3.70	$2.01	$1.58
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.58)	$(0.52)	$(0.50)	$(0.49)
From net realized gain on investments	(1.34)	(0.90)	(0.01)	—	—
Total distributions declared to shareholders	$(1.76)	$(1.48)	$(0.53)	$(0.50)	$(0.49)
Net asset value, end of period (x)	$19.20	$23.29	$21.75	$18.58	$17.07
Total return (%) (r)(s)(x)	(10.66)	14.74	20.22	11.99	9.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.22	1.26	1.27	1.29
Expenses after expense reductions (f)	1.24	1.22	1.26	1.27	1.29
Net investment income	1.84	2.69	2.71	2.65	3.37
Portfolio turnover	45	46	54	46	51
Net assets at end of period (000 omitted)	$104,858	$137,813	$116,355	$116,173	$101,994

Class R3	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.33	$21.79	$18.59	$17.09	$15.99
Income (loss) from investment operations
Net investment income (d)	$0.45	$0.65	$0.52	$0.51	$0.61
Net realized and unrealized gain (loss) on investments and foreign currency	(2.73)	2.43	3.25	1.53	1.02
Total from investment operations	$(2.28)	$3.08	$3.77	$2.04	$1.63
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.64)	$(0.56)	$(0.54)	$(0.53)
From net realized gain on investments	(1.34)	(0.90)	(0.01)	—	—
Total distributions declared to shareholders	$(1.81)	$(1.54)	$(0.57)	$(0.54)	$(0.53)
Net asset value, end of period (x)	$19.24	$23.33	$21.79	$18.59	$17.09
Total return (%) (r)(s)(x)	(10.42)	15.00	20.61	12.19	10.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.97	1.00	1.02	1.04
Expenses after expense reductions (f)	0.99	0.97	1.00	1.02	1.04
Net investment income	2.09	2.93	2.67	2.90	3.62
Portfolio turnover	45	46	54	46	51
Net assets at end of period (000 omitted)	$134,801	$177,562	$135,710	$364,245	$324,613

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Years ended 10/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.35	$21.81	$18.63	$17.12	$16.02
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.71	$0.65	$0.56	$0.64
Net realized and unrealized gain (loss) on investments and foreign currency	(2.72)	2.43	3.16	1.53	1.03
Total from investment operations	$(2.22)	$3.14	$3.81	$2.09	$1.67
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.70)	$(0.62)	$(0.58)	$(0.57)
From net realized gain on investments	(1.34)	(0.90)	(0.01)	—	—
Total distributions declared to shareholders	$(1.87)	$(1.60)	$(0.63)	$(0.58)	$(0.57)
Net asset value, end of period (x)	$19.26	$23.35	$21.81	$18.63	$17.12
Total return (%) (r)(s)(x)	(10.19)	15.26	20.82	12.50	10.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.72	0.76	0.77	0.79
Expenses after expense reductions (f)	0.74	0.72	0.76	0.77	0.79
Net investment income	2.33	3.19	3.22	3.17	3.78
Portfolio turnover	45	46	54	46	51
Net assets at end of period (000 omitted)	$100,251	$144,910	$108,572	$73,570	$45,233

Class R5	Years ended 10/31
	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$23.42	$21.86	$18.67	$16.71
Income (loss) from investment operations
Net investment income (d)	$0.53	$0.62	$0.72	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(2.75)	2.55	3.12	1.96	(g)
Total from investment operations	$(2.22)	$3.17	$3.84	$2.18
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.71)	$(0.64)	$(0.22)
From net realized gain on investments	(1.34)	(0.90)	(0.01)	—
Total distributions declared to shareholders	$(1.89)	$(1.61)	$(0.65)	$(0.22)
Net asset value, end of period (x)	$19.31	$23.42	$21.86	$18.67
Total return (%) (r)(s)(x)	(10.15)	15.42	20.95	13.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.63	0.65	0.71	(a)
Expenses after expense reductions (f)	0.63	0.63	0.65	0.71	(a)
Net investment income	2.48	2.71	3.48	2.93	(a)
Portfolio turnover	45	46	54	46
Net assets at end of period (000 omitted)	$75,962	$50,344	$2,492	$283

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Utilities Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term

27

Notes to Financial Statements – continued

instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

28

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,791,524,507	$—	$—	$3,791,524,507
Portugal	238,187,395	—	—	238,187,395
Italy	183,405,380	—	—	183,405,380
Canada	153,311,775	8,095,274	—	161,407,049
United Kingdom	145,367,360	—	—	145,367,360
Spain	105,433,149	—	—	105,433,149
Brazil	85,492,131	—	—	85,492,131
China	—	69,351,209	—	69,351,209
Sweden	68,317,984	—	—	68,317,984
Other Countries	298,068,710	34,029,663	—	332,098,373
Corporate Bonds	—	3,235,950	—	3,235,950
Commercial Mortgage-Backed Securities	—	19,023	—	19,023
Mutual Funds	134,052,735	—	—	134,052,735
Total Investments	$5,203,161,126	$114,731,119	$—	$5,317,892,245

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$8,577,333	$—	$8,577,333

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $69,351,209 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $54,992,621 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

29

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$9,418,241	$(840,908)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2015 as reported in the Statement of Operations:

Risk	Foreign Currency
Foreign Exchange	$72,470,881

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2015 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$1,578,918

30

Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked

31

Notes to Financial Statements – continued

Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $126,903,281. The fair value of the fund’s investment securities on loan and a related liability of $134,046,558 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

32

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the

33

Notes to Financial Statements – continued

other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/15	10/31/14
Ordinary income (including any short-term capital gains)	$197,578,192	$273,799,802
Long-term capital gains	303,030,947	109,044,461
Total distributions	$500,609,139	$382,844,263

34

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/15
Cost of investments	$5,220,246,224
Gross appreciation	727,426,066
Gross depreciation	(629,780,045)
Net unrealized appreciation (depreciation)	$97,646,021
Undistributed ordinary income	13,318,939
Undistributed long-term capital gain	268,297,189
Other temporary differences	(5,412,447)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 10/31/15	Year ended 10/31/14	Year ended 10/31/15	Year ended 10/31/14
Class A	$75,204,473	$97,218,583	$207,683,990	$133,161,909
Class B	4,510,482	6,798,922	19,290,935	12,632,156
Class C	16,135,535	21,817,584	67,087,364	38,095,498
Class I	19,312,693	21,258,017	50,632,928	23,289,939
Class R1	194,561	278,260	820,157	502,602
Class R2	2,511,681	3,301,360	7,915,133	4,808,744
Class R3	3,714,491	4,430,526	10,555,365	5,570,819
Class R4	2,998,822	3,957,455	7,669,394	4,594,337
Class R5	1,410,129	682,669	2,961,006	444,883
Total	$125,992,867	$159,743,376	$374,616,272	$223,100,887

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $3 billion of average daily net assets	0.60%
Average daily net assets in excess of $3 billion	0.55%

Effective August 1, 2015, the investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $10 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but

35

Notes to Financial Statements – continued

such agreement will continue at least until February 28, 2017. For the period August 1, 2015 to October 31, 2015, the fund’s average daily net assets did not exceed $10 billion and therefore, the management fee was not reduced in accordance with this agreement. The management fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,514,092 for the year ended October 31, 2015, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$8,489,147
Class B	0.75%	0.25%	1.00%	1.00%	3,061,992
Class C	0.75%	0.25%	1.00%	1.00%	10,936,171
Class R1	0.75%	0.25%	1.00%	1.00%	132,427
Class R2	0.25%	0.25%	0.50%	0.50%	638,548
Class R3	—	0.25%	0.25%	0.25%	419,381
Total Distribution and Service Fees					$23,677,666

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2015, this rebate amounted to $54,754, $2,466, and $2,516 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2015, were as follows:

Amount
Class A	$42,033
Class B	363,717
Class C	119,965

36

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2015, the fee was $676,393, which equated to 0.0112% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended October 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $6,848,072.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2015 was equivalent to an annual effective rate of 0.0106% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $653 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $5,286 at October 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2015, the fee paid by the fund under this agreement was $23,946 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

37

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended October 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $2,612,368,464 and $2,715,891,966 respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,803,877	$555,465,201	39,532,488	$885,408,658
Class B	1,441,375	30,989,340	1,714,616	37,997,145
Class C	7,261,261	156,331,747	11,137,720	248,282,916
Class I	10,100,741	218,131,807	17,523,370	396,811,016
Class R1	164,715	3,524,106	205,557	4,569,431
Class R2	1,485,175	31,834,170	1,872,389	41,999,845
Class R3	1,948,433	42,149,633	2,761,741	61,969,815
Class R4	1,377,725	29,743,951	2,759,787	61,468,057
Class R5	2,538,228	51,554,421	2,488,788	56,424,797
	52,121,530	$1,119,724,376	79,996,456	$1,794,931,680
Shares issued to shareholders in reinvestment of distributions
Class A	12,445,735	$267,078,297	10,203,200	$216,704,309
Class B	974,233	20,842,681	804,898	16,911,638
Class C	3,197,575	68,387,746	2,270,910	47,816,546
Class I	2,547,996	54,864,140	1,509,871	32,453,282
Class R1	47,512	1,014,715	37,174	780,649
Class R2	467,402	10,012,338	361,839	7,663,604
Class R3	664,931	14,268,909	469,704	10,000,086
Class R4	472,061	10,140,977	382,598	8,171,277
Class R5	197,992	4,255,830	51,496	1,127,534
	21,015,437	$450,865,633	16,091,690	$341,628,925

Shares reacquired
Class A	(40,311,984)	$(853,971,787)	(44,394,708)	$(981,059,960)
Class B	(3,132,064)	(66,365,346)	(2,321,302)	(51,346,277)
Class C	(10,422,394)	(219,108,429)	(6,394,465)	(141,526,773)
Class I	(16,607,107)	(350,526,238)	(8,008,508)	(177,515,807)
Class R1	(255,137)	(5,349,575)	(187,103)	(4,126,085)
Class R2	(2,409,003)	(50,972,442)	(1,665,365)	(36,750,657)
Class R3	(3,217,057)	(67,758,216)	(1,848,776)	(40,946,387)
Class R4	(2,849,281)	(61,754,233)	(1,915,898)	(42,392,219)
Class R5	(953,112)	(20,302,232)	(504,450)	(10,866,100)
	(80,157,139)	$(1,696,108,498)	(67,240,575)	$(1,486,530,265)

38

Notes to Financial Statements – continued

	Year ended 10/31/15		Year ended 10/31/14
	Shares	Amount	Shares	Amount

Net change
Class A	(2,062,372)	$(31,428,289)	5,340,980	$121,053,007
Class B	(716,456)	(14,533,325)	198,212	3,562,506
Class C	36,442	5,611,064	7,014,165	154,572,689
Class I	(3,958,370)	(77,530,291)	11,024,733	251,748,491
Class R1	(42,910)	(810,754)	55,628	1,223,995
Class R2	(456,426)	(9,125,934)	568,863	12,912,792
Class R3	(603,693)	(11,339,674)	1,382,669	31,023,514
Class R4	(999,495)	(21,869,305)	1,226,487	27,247,115
Class R5	1,783,108	35,508,019	2,035,834	46,686,231
	(7,020,172)	$(125,518,489)	28,847,571	$650,030,340

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2015, the fund’s commitment fee and interest expense were $20,967 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	241,096,971	1,316,862,454	(1,557,953,248)	6,177

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$147,516	$6,177

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund (the Fund) (one of the series constituting MFS Series Trust VI), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund (one of the series constituting MFS Series Trust VI) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 15, 2015

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies, Director; Dycom Industries, Inc.
Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

44

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2015, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Claud Davis Maura Shaughnessy

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

46

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 5th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was lower than the Lipper expense group median.

47

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $3 billion, and that MFS has agreed in writing to implement an additional breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $10 billion, which may not be changed without the Trustees’ approval. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and

48

Board Review of Investment Advisory Agreement – continued

MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $391,366,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 68.28% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

50

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

52

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2015 and 2014, audit fees billed to each Fund by E&Y were as follows:

	Audit Fees
	2015	2014
Fees billed by E&Y:
MFS Global Equity Fund	48,653	47,853
MFS Global Total Return Fund	56,755	55,820
MFS Utilities Fund	44,503	43,772

Total	149,911	147,445

For the fiscal years ended October 31, 2015 and 2014, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS Global Equity Fund	0	3,750	9,295	9,132	1,112	0
To MFS Global Total Return Fund	0	3,750	10,583	10,398	1,078	0
To MFS Utilities Fund	0	3,750	8,564	8,413	1,306	0
Total fees billed by E&Y To above Funds	0	11,250	28,442	27,943	3,496	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Equity Fund*	920,675	0	0	0	99,446	0
To MFS and MFS Related Entities of MFS Global Total Return Fund*	920,675	0	0	0	99,446	0
To MFS and MFS Related Entities of MFS Utilities Fund*	920,675	0	0	0	99,446	0

	Aggregate fees for non-audit services:
	2015	2014
Fees billed by E&Y:
To MFS Global Equity Fund, MFS and MFS Related Entities#	1,281,528	87,882
To MFS Global Total Return Fund, MFS and MFS Related Entities#	1,282,782	89,148
To MFS Utilities Fund, MFS and MFS Related Entities#	1,280,991	87,163

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 15, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2015

*	Print name and title of each signing officer under his or her signature.